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CONSECO SERIES TRUST

DECEMBER 31, 2001



ANNUAL REPORT

                                                      CONSECO 20 FOCUS PORTFOLIO
                                                                EQUITY PORTFOLIO
                                                              BALANCED PORTFOLIO
                                                            HIGH YIELD PORTFOLIO
                                                          FIXED INCOME PORTFOLIO
                                                 GOVERNMENT SECURITIES PORTFOLIO
                                                          MONEY MARKET PORTFOLIO

CONSECO SERIES TRUST

TABLE OF CONTENTS

2001 ANNUAL REPORT

================================================================================

A Message from the President.............................................   2
Statements of Assets and Liabilities.....................................   4
Statements of Operations.................................................   4
Statements of Changes in Net Assets......................................   6


CONSECO 20 FOCUS PORTFOLIO

   Portfolio Manager's Review............................................   8
   Schedule of Investments ..............................................   9


EQUITY PORTFOLIO

   Portfolio Manager's Review............................................  10
   Schedule of Investments...............................................  11


BALANCED PORTFOLIO

   Portfolio Managers' Review............................................  20
   Schedule of Investments...............................................  21


HIGH YIELD PORTFOLIO

   Portfolio Managers' Review............................................  32
   Schedule of Investments ..............................................  33


FIXED INCOME PORTFOLIO

   Portfolio Managers' Review............................................  38
   Schedule of Investments...............................................  39


GOVERNMENT SECURITIES PORTFOLIO

   Portfolio Manager's Review............................................  45
   Schedule of Investments...............................................  46


MONEY MARKET PORTFOLIO

   Portfolio Manager's Review............................................  49
   Schedule of Investments ..............................................  50

Notes to Financial Statements............................................  53
Financial Highlights.....................................................  57
Report of Independent Accountants........................................  64
Board of Trustees........................................................  65

   This report is for the information of Conseco Series Trust contract owners.
    It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

CONSECO SERIES TRUST

A MESSAGE FROM THE PRESIDENT

================================================================================

Dear Contractholder:

   It was a year to remember, certainly one we won't forget. When we look back at 2001, September 11 will be the year's defining event.

   In what had already been a challenging year for most investors, the tragedies in New York, Washington D.C. and Pennsylvania heightened existing fears of a recession and prompted some investors to re-think their investment strategies. The result was a dramatic re-pricing of risk as investors flocked to safety and liquidity. After the initial tumult, the markets quickly began down the road to recovery.

   It is only natural for investors to be concerned with the economy. Economic growth began showing signs of laboring as 2000 came to an end, and continued to slow in the first half of 2001. The Federal Reserve (the "Fed") responded early in the year by easing monetary policy and continued to cut interest rates at an unprecedented pace, slicing the federal funds rate by nearly two-thirds in only 11 months. Unfortunately, it wasn't enough to keep the country out of a recession. In November, the National Bureau of Economic Research ended months of speculation by declaring that the economy had indeed entered into its first sustained period of negative growth in more than a decade.

   The good news is that the recession is nearing the length of the average post-war downturn, the economy is showing signs of life, and inflation remains a non-issue for now. Once again, the markets and the economy have proven that they are nothing if not resilient.

   Although the markets briefly came to life in early January and again in April, concerns about weakening corporate profits took a toll on the struggling domestic economy. Nearly every industry faced difficult times throughout the year.

   While stocks generally struggled for most of the year, bright spots could be found in the bond markets--most notably, the investment-grade corporate arena. With the Fed's rate-cutting action, many investors sought comfort in bonds. In fact, last year, net flows into high-grade corporate bond funds nearly matched those into equity funds.

   The performance of our fixed-income portfolios during the last year was impressive. The Fixed Income Portfolio returned 8.84%.(1) And, the High Yield Portfolio rallied in the last three months of the year and ended at 3.17%.(1)

   We do recognize that many of you have significant investments with the Conseco Series Trust equity Portfolios. While performance lagged for these Portfolios in 2001, with all of our equity Portfolios posting negative one-year returns, the last three months of the year were strikingly positive. Our equity Portfolios posted positive returns during this time, and we are optimistic that this trend will continue as we enter 2002.

   While it is impossible to predict the future of the markets, investors can plan for future needs by staying focused on long-term investment goals. Depending on your personal objectives, it is important to keep your investment portfolio diversified to withstand the volatility of the market.

   I encourage you to read the portfolio managers' commentaries on the ensuing pages to find out more specific information about a particular fund's performance. Our confidence remains stronger than ever in the analysts and portfolio managers who make day-to-day decisions critical to Portfolios. As I stated in the 2001 Mid-Year Report, I believe that over the long haul, our holdings will realize their investment return goals.

   We appreciate the trust you have placed in us, and thank you for the continued support and confidence. We remain committed to the same exhaustive process that allows us to respond to the dynamics of the rapidly changing marketplace.

Sincerely,

Maxwell E. Bublitz, CFA
President & Trustee
Conseco Series Trust

President & CEO
Conseco Capital Management, Inc.

Senior Vice President of Investments
Conseco, Inc.




-----------------
(1) Past performance does not guarantee future results. Your investment return and principal, and your shares may be worth more or less than their original cost. Performance is shown without separate account expenses.

================================================================================
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                                                                               3

CONSECO SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

===================================================================================================================================
                                                                                                CONSECO
                                                                                               20 FOCUS                 EQUITY
                                                                                               PORTFOLIO               PORTFOLIO
===================================================================================================================================
ASSETS:
   Investments in securities at cost ........................................                $3,011,217              $213,761,810
-----------------------------------------------------------------------------------------------------------------------------------
   Investments in securities at value .......................................                $3,060,095              $230,400,129
   Interest and dividends receivable.........................................                     1,125                   174,656
   Receivable for shares sold ...............................................                       839                 3,735,591
   Cash......................................................................                       502                    58,528
   Prepaid assets............................................................                     4,172                     6,212
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets............................................................                 3,066,733               234,375,116
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS:
   Payable to Conseco, Inc. and subsidiaries.................................                     4,783                   343,364
   Accrued expenses..........................................................                        58                    15,205
   Payable to custodian......................................................                        --                       --
   Payable for securities purchased..........................................                        --                    14,205
   Payable for shares redeemed...............................................                        --                    19,505
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities.......................................................                     4,841                   392,279
       Net assets............................................................                $3,061,892              $233,982,837
===================================================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital...........................................................                $5,412,476              $258,038,727
   Accumulated undistributed net investment income (loss)....................                        --                        --
   Accumulated undistributed net realized gain (loss) on investments.........                (2,399,462)              (40,694,209)
   Net unrealized appreciation (depreciation) on investments.................                    48,878                16,638,319
-----------------------------------------------------------------------------------------------------------------------------------
     Net assets..............................................................                $3,061,892              $233,982,837
===================================================================================================================================
Shares outstanding (unlimited shares authorized).............................                   668,870                13,524,993
Net asset value, redemption price and
  offering price per share...................................................                      4.58                     17.30
===================================================================================================================================

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

===================================================================================================================================
                                                                                                  CONSECO
                                                                                                 20 FOCUS               EQUITY
                                                                                                 PORTFOLIO             PORTFOLIO
===================================================================================================================================
INVESTMENT INCOME:
   Interest..................................................................                  $ 19,227                 $  88,823
   Dividends ................................................................                    10,188                 3,436,128
-----------------------------------------------------------------------------------------------------------------------------------
     Total investment income.................................................                    29,415                 3,524,951
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees..................................................                    27,479                 1,640,843
   Distribution fees.........................................................                     6,075                   403,041
   Administration fee........................................................                     4,807                   295,184
   Custody fees..............................................................                     2,357                    51,149
   Audit fees................................................................                       457                    33,755
   Reports - printing........................................................                       807                    62,409
   Director fees and expenses................................................                       557                    35,945
   Insurance................................................................                         --                     4,896
   Legal....................................................................                        400                    26,420
   Registration..............................................................                        85                     5,240
   Other....................................................................                         60                       734
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses..........................................................                    43,084                 2,559,616
Less expense reductions and reimbursements (Note 3)..........................                      (205)                      --
     Net expenses............................................................                    42,879                 2,559,616
     Net investment income (loss)............................................                   (13,464)                  965,335
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on sales of investments.......................                (1,614,149)              (39,916,833)
   Net change in unrealized appreciation or depreciation on investments......                   712,751                 6,829,112
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gains (losses) on investments...............                  (901,398)              (33,087,721)
   Net increase (decrease) in net assets from operations.....................               $  (914,862)            $ (32,122,386)
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.
4

==============================================================================================================================
                                         HIGH                                           GOVERNMENT                   MONEY
           BALANCED                      YIELD               FIXED INCOME               SECURITIES                   MARKET
           PORTFOLIO                   PORTFOLIO               PORTFOLIO                 PORTFOLIO                  PORTFOLIO
==============================================================================================================================

         $74,199,084                 $7,136,651               $59,692,002               $30,919,778               $119,192,603
------------------------------------------------------------------------------------------------------------------------------
         $71,116,826                 $6,967,278               $59,869,084               $30,981,770               $119,192,603
             631,594                    141,354                   935,287                   310,137                    181,278
                 --                         --                        --                     20,697                 10,166,498
              53,427                         --                       556                       332                        392
               3,758                      4,743                     1,072                       572                      2,517
------------------------------------------------------------------------------------------------------------------------------
          71,805,605                  7,113,375                60,805,999                31,313,508                129,543,288
------------------------------------------------------------------------------------------------------------------------------

              98,690                      8,947                    72,531                    39,886                      4,449
               1,460                         77                     4,339                     2,059                      8,755
                  --                        791                        --                       --                          --
                  --                         --                        --                        --                         --
              70,278                     12,155                    80,521                     4,167                        309
------------------------------------------------------------------------------------------------------------------------------
             170,428                     21,970                   157,391                    46,112                     13,513
         $71,635,177                 $7,091,405               $60,648,608               $31,267,396               $129,529,775
==============================================================================================================================

         $81,396,683                 $7,578,222               $60,870,220               $31,325,337               $129,508,841
                  93                     (6,209)                       60                       128                         --
          (6,679,341)                  (311,235)                 (398,754)                 (120,061)                    20,934
          (3,082,258)                  (169,373)                  177,082                    61,992                         --
------------------------------------------------------------------------------------------------------------------------------
         $71,635,177                 $7,091,405               $60,648,608               $31,267,396               $129,529,775
==============================================================================================================================
           5,891,878                    764,558                 6,139,000                 2,672,675                129,508,841

               12.16                       9.28                      9.88                     11.70                       1.00
==============================================================================================================================





==============================================================================================================================
                                         HIGH                                           GOVERNMENT                   MONEY
           BALANCED                      YIELD                FIXED INCOME              SECURITIES                   MARKET
           PORTFOLIO                   PORTFOLIO                PORTFOLIO                PORTFOLIO                  PORTFOLIO
==============================================================================================================================

        $  2,629,320                $   723,195              $  3,369,449              $  1,471,711               $  4,590,271
             550,314                      1,250                    28,212                     5,067                         --
------------------------------------------------------------------------------------------------------------------------------
           3,179,634                    724,445                 3,397,661                 1,476,778                  4,590,271
------------------------------------------------------------------------------------------------------------------------------

             494,696                     41,625                   248,231                   134,564                    553,112
             126,522                     10,715                    89,776                    50,736                         --
              95,557                      7,781                    64,428                    35,349                    141,598
              20,643                      2,360                    15,138                     6,602                     24,012
              10,471                      1,060                     7,002                     3,701                     17,520
              18,680                      1,361                    11,840                     6,403                     27,417
               9,542                        460                     5,771                     3,202                     14,908
               1,468                         --                       734                       367                      1,840
               7,702                        129                     4,101                     2,367                     10,076
               1,248                         --                       801                       288                      1,455
                 366                         --                       367                        77                        368
------------------------------------------------------------------------------------------------------------------------------
             786,895                     65,491                   448,189                   243,656                    792,306
                 --                          --                       --                         --                   (314,209)
             786,895                     65,491                   448,189                   243,656                    478,097
           2,392,739                    658,954                 2,949,472                 1,233,122                  4,112,174

          (6,654,768)                  (311,235)                  503,359                   522,420                     20,934
          (1,269,788)                  (175,497)                   30,124                  (356,612)                        --
------------------------------------------------------------------------------------------------------------------------------
          (7,924,556)                  (486,732)                  533,483                   165,808                     20,934
        $ (5,531,817)                $  172,222              $  3,482,955              $  1,398,930               $  4,133,108
==============================================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31,

===================================================================================================================================
                                                                                     CONSECO 20 FOCUS              EQUITY
                                                                                         PORTFOLIO                PORTFOLIO
                                                                               ------------------------  --------------------------
                                                                                   2001        2000(A)       2001          2000
===================================================================================================================================
OPERATIONS:
   Net investment income (loss).............................................. $  (13,464)    $  6,648    $   965,335     $ (67,672)
   Net realized gains (losses) on sale of investments........................ (1,614,149)    (785,313)   (39,916,833)   54,572,799
   Net change in unrealized appreciation or depreciation on investments......    712,751     (663,873)     6,829,112   (46,957,586)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) from operations...............................   (914,862)  (1,442,538)   (32,122,386)    7,547,541
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
   Dividends to shareholders from net investment income......................         --       (6,648)      (965,335)           --
   Distributions to shareholders of net realized gains.......................         --           --       (777,376)  (56,929,129)
   Distributions to shareholders in excess of net investment income..........         --           --           (275)           --
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) from dividends and distributions..............         --       (6,648)    (1,742,986)  (56,929,129)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................... 11,850,613    8,333,770     17,549,808    26,341,880
   Reinvested dividends and distributions....................................         --        6,648      1,742,986    56,929,129
   Shares redeemed........................................................... (11,554,805) (3,210,286)   (60,645,530)  (25,125,966)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) from capital share transactions...............    295,808    5,130,132    (41,352,736)   58,145,043
-----------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets...............................   (619,054)   3,680,946    (75,218,108)    8,763,455
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period.......................................................  3,680,946           --    309,200,945   300,437,490
   End of period............................................................. $3,061,892   $3,680,946   $233,982,837  $309,200,945
-----------------------------------------------------------------------------------------------------------------------------------
   Including undistributed net investment income (loss) of...................         --           --             --            --

SHARE DATA
   Shares sold...............................................................  2,098,529      698,183        949,459       994,122
   Reinvested dividends and distributions....................................         --          784        100,751     2,924,627
-----------------------------------------------------------------------------------------------------------------------------------
       Total.................................................................  2,098,529      698,967      1,050,210     3,918,749
   Shares redeemed........................................................... (1,863,659)    (264,967)    (3,435,148)     (971,680)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease)...............................................    234,870      434,000     (2,384,938)    2,947,069
-----------------------------------------------------------------------------------------------------------------------------------
   Shares Outstanding
       Beginning of period...................................................    434,000           --     15,909,931    12,962,862
       End of period.........................................................    668,870      434,000     13,524,993    15,909,931
===================================================================================================================================

(a) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.
(b) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.

   The accompanying notes are an integral part of these financial statements.
6

=================================================================================================================================
        BALANCED                  HIGH YIELD              FIXED INCOME              GOVERNMENT                MONEY MARKET
        PORTFOLIO                  PORTFOLIO                PORTFOLIO          SECURITIES PORTFOLIO             PORTFOLIO
-------------------------  ----------------------- ------------------------ -------------------------  -------------------------
    2001         2000          2001      2000(B)      2001          2000        2001         2000         2001         2000
================================================================================================================================

$  2,392,739  $  1,780,318  $  658,954  $  62,647 $  2,949,472  $ 2,200,580 $  1,233,122   $  833,701  $  4,112,174  $ 4,625,463
  (6,654,768)   9,097,136    (311,235)         75      503,359     (242,900)     522,420     (150,309)      20,934       (6,524)
  (1,269,788)  (8,195,470)   (175,497)      6,124       30,124    1,181,317     (356,612)     947,615           --           --
--------------------------------------------------------------------------------------------------------------------------------
  (5,531,817)   2,681,984     172,222      68,846    3,482,955    3,138,997    1,398,930    1,631,007    4,133,108    4,618,939
--------------------------------------------------------------------------------------------------------------------------------

  (2,392,676)  (1,811,655)   (665,163)    (62,647)  (2,948,444)  (2,208,609)  (1,230,564)    (833,703)  (4,112,174)  (4,618,939)
      (7,142)  (9,083,198)         --         (75)          --           --           --           --           --           --
          --           --          --          --           --      (13,937)          --       (8,961)          --           --
--------------------------------------------------------------------------------------------------------------------------------
  (2,399,818) (10,894,853)   (665,163)    (62,722)  (2,948,444)  (2,222,546)  (1,230,564)    (842,664)  (4,112,174)  (4,618,939)
--------------------------------------------------------------------------------------------------------------------------------

  14,310,975   24,139,380  17,642,570   4,724,670   34,824,559   13,191,408   31,610,637   11,154,331  502,042,806  437,732,614
   2,399,818   10,894,853     665,163      62,722    2,948,444    2,222,546    1,230,564      842,664    4,112,174    4,618,939
 (12,499,213)  (3,407,240)(14,763,686)   (753,217) (15,091,638)  (7,796,645) (20,575,573)  (7,056,159)(473,262,578)(431,427,567)
--------------------------------------------------------------------------------------------------------------------------------
   4,211,580   31,626,993   3,544,047   4,034,175   22,681,365    7,617,309   12,265,628    4,940,836   32,892,402   10,923,986
--------------------------------------------------------------------------------------------------------------------------------
  (3,720,055)  23,414,124   3,051,106   4,040,299   23,215,876    8,533,760   12,433,994    5,729,179   32,913,336   10,923,986
--------------------------------------------------------------------------------------------------------------------------------

  75,355,232   51,941,108   4,040,299          --   37,432,732   28,898,972   18,833,402   13,104,223   96,616,439   85,692,453
$ 71,635,177 $ 75,355,232  $7,091,405  $4,040,299  $60,648,608  $37,432,732  $31,267,396  $18,833,402  $129,529,775 $96,616,439
--------------------------------------------------------------------------------------------------------------------------------
          93      (17,401)     (6,209)         --           60      (13,938)         128       (8,961)          --           --


   1,148,664    1,474,194   1,781,269     469,778    3,483,618    1,398,772    2,686,067      995,204  502,042,806  437,732,614
     194,611      790,011      68,236       6,238      289,942      236,073      104,754       75,643    4,112,174    4,618,939
--------------------------------------------------------------------------------------------------------------------------------
   1,343,275    2,264,205   1,849,505     476,016    3,773,560    1,634,845    2,790,821    1,070,847  506,154,980  442,351,553
  (1,053,291)    (207,964) (1,486,077)    (74,886)  (1,522,771)    (825,742)  (1,750,305)    (634,216)(473,262,578)(431,427,567)
--------------------------------------------------------------------------------------------------------------------------------
     289,984    2,056,241     363,428     401,130    2,250,789      809,103    1,040,516      436,631   32,892,402   10,923,986
--------------------------------------------------------------------------------------------------------------------------------

   5,601,894    3,545,653     401,130          --    3,888,211    3,079,108    1,632,159    1,195,528   96,616,439   85,692,453
   5,891,878    5,601,894     764,558     401,130    6,139,000    3,888,211    2,672,675    1,632,159  129,508,841   96,616,439
================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

CONSECO 20 FOCUS PORTFOLIO

================================================================================

PORTFOLIO MANAGER'S REVIEW

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

   The Conseco 20 Focus Portfolio returned -46.00% in 2001. The benchmarks, the S&P 500 Index & the S&P MidCap 400 Index, returned -11.88% and -0.58%, respectively.

WHAT CAUSED THE VARIANCE IN PERFORMANCE BETWEEN THE PORTFOLIO AND ITS BENCHMARK?

   The year was a tale of four different quarters. During the months of February and March, the equity stock markets, especially the technology-laden NASDAQ, fell sharply. There was no safe haven in the market. During this time, the Portfolio's investments experienced steep declines. The Portfolio's style of concentrating in a limited number of holdings, coupled with investments in the technology sector, magnified the portfolio's short-term volatility. Two other sectors, financial services and healthcare, were also subject to the broad market decline.

   Our weighting in technology and financials contributed to the Portfolio's performance in the second quarter. Positive news such as continued Fed easing, fiscal stimulus, and some signs of inventory burn-off boosted the technology sector. Financials bounced from depressed levels as investors began to look toward a healthier capital markets environment. Within the healthcare industry, the stocks remained stable to slightly down due to increased concerns of pharmaceutical pipeline viability and patent expirations.

   There is no getting around the fact that the third quarter was not a good quarter for the stock markets and investors. Most of the major indexes suffered terrible performance. The average mutual fund was down 17.8% and the average technology fund was down 38.9%. Given the Portfolio's concentrated style of investing, the performance for the quarter and year-to-date was worse than any of these comparables. This was a bear market for our indexes. Markets don't like uncertainty, and we have seen this in the performance of stocks since September 11th. The attack reduced the chances for a quick economic recovery and made some worry about the future of American business.

   In the fourth quarter, the concentrated portfolio strategy helped us to increase our return potential, at the expense of greater short-term volatility. The Portfolio's concentration in the technology sector was a boost to performance, converse that of prior quarters. We are pleased with the magnitude of the outperformance in the quarter and feel the Portfolio is well positioned for future growth.

WHICH PORTFOLIO HOLDINGS MOST ENHANCED THE PORTFOLIO'S PERFORMANCE?

   Individual holdings were also a tale of four different quarters. Applied Materials (+13.9%) led the first quarter. The second quarter turned to Foundry Networks (+166.4%), Brocade Communications (+110.6%) and Extreme Networks (+94.0%). A shift to the healthcare sector during the third quarter was seen with Eli Lilly & Co. (+9.1%) and Merck (4.2%) leading the way. The fourth quarter went back to the technology sector with the top performing holdings being Veritas Software (+143.1%), Brocade Communications (+136.1%) and PMC-Sierra (+107.0%).

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

   In general, Portfolio performance was hurt most by the technology sector through the first three quarters. As the fourth quarter began, the technology sector began to improve. The healthcare sector underperformed during the fourth quarter due to several factors. Many investment managers moved out of healthcare into more aggressive areas. Political pressure involving the cost of drugs for the elderly further detracted from the sector's performance. Additionally, new approvals for drugs have not been as prevalent as in the recent past.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

   In our opinion, the technology, healthcare and financial services industries still have great growth opportunities ahead. As we all know, technology has been hit particularly hard this year. Certain areas like telecom take longer to recover, but the rewards down the road may be even greater. In a performance-driven economy, technology remains a key investment sector. As the economy improves, many corporations may see rosier futures and better profits, and chief financial officers will likely loosen their tech budget purse strings. Just as the economic slowdown contributed to a dramatic decline in capital spending, a recovery will likely lead to an upswing, with particular leverage once excess capacity has been worked through the system. We continue to view pharmaceutical and medical equipment companies as well positioned for long-term growth given demographic trends. We are also keeping our eyes on companies in the testing, measurement, and tools areas of drug discovery. Financial services companies also have tremendous long-term growth potential, particularly for those that focus on technology as a way to differentiate their services and product offerings. Next to the telecommunications sector, the financial services industry is the greatest consumer of technology goods, a positive sign for innovation and productivity in the industry.


Oak Associates, Ltd.

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CONSECO 20 FOCUS PORTFOLIO AND THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX

[Data below represents line chart in printed piece.]

Date        Conseco 20 Focus    S&P's 500 Index    S&P's MidCap 400 Index
5/4/00          $10000              $10000               $10000
12/31/00         8496.44             9344.29              11176.6
12/31/01         4588.11             8234.83              11112.3

-------------------------------------
     Average Annual Total Return
-------------------------------------
    1 Year      Since Inception(1)
-------------------------------------
   (46.00%)         (37.44%)
-------------------------------------


(1) The Inception date of this portfolio was May 4, 2000. Past performance is not predictive of future performance. Performance does not include separate account expenses. Performance does not reflect the deduction of taxes that a contract-holder would pay on portfolio distributions or the redemption of portfolio shares.
================================================================================

CONSECO SERIES TRUST

CONSECO 20 FOCUS PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (90.1%)

BUSINESS SERVICES (15.3%)
    4,000  Advent Software, Inc. (a)..............................  $   199,800
    3,900  Brocade Communications Systems, Inc. (a)...............      129,168
    3,100  VERITAS Software Corp. (a).............................      138,973
                                                                   ------------
                                                                        467,941
                                                                   ------------
CHEMICALS AND ALLIED PRODUCTS (10.8%)
    1,000  Eli Lilly & Co.........................................       78,540
    2,300  Merck & Co., Inc.......................................      135,240
    2,900  Pfizer, Inc............................................      115,565
                                                                   ------------
                                                                        329,345
                                                                   ------------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.5%)
    9,400  Foundry Networks, Inc. (a).............................       76,610
                                                                   ------------
DEPOSITORY INSTITUTIONS (3.8%)
    2,300  Citigroup, Inc.........................................      116,104
                                                                   ------------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (16.5%)
    9,500  Atmel Corp. (a)........................................       70,015
    5,800  Avanex Corp. (a).......................................       34,220
    2,700  Linear Technology Corp.................................      105,408
    3,400  Maxim Integrated Products, Inc. (a)....................      178,534
    3,000  Xilinx, Inc. (a).......................................      117,150
                                                                   ------------
                                                                        505,327
                                                                   ------------
INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (18.5%)
    3,400  Applied Materials, Inc. (a)............................      136,340
    8,900  Cisco Systems, Inc. (a)................................      161,179
    8,400  EMC Corp. (a)..........................................      112,896
    4,100  Extreme Networks, Inc. (a).............................       52,890
    5,400  Juniper Networks, Inc. (a).............................      102,330
                                                                   ------------
                                                                        565,635
                                                                   ------------
INSURANCE CARRIERS (4.1%)
    1,600  American International Group, Inc. ....................      127,040
                                                                   ------------
MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (4.9%)
    2,900  Medtronic, Inc. .......................................      148,509
                                                                   ------------
SECURITY AND COMMODITY BROKERS (4.9%)
    2,700  Morgan Stanley Dean Witter & Co........................      151,038
                                                                   ------------
SEMICONDUCTORS, RELATED DEVICES (4.8%)
    4,200  PMC - Sierra, Inc. (a).................................       89,292
    4,700  Vitesse Semiconductor Corp. (a)........................       58,421
                                                                   ------------
                                                                        147,713
                                                                   ------------
TELECOMMUNICATIONS EQUIPMENT, FIBER OPTICS (2.7%)
    9,700  JDS Uniphase Corp. (a).................................       84,196
                                                                   ------------
TELEPHONE AND TELEGRAPH APPARATUS (1.3%)
    2,700  CIENA Corp. (a)........................................       38,637
                                                                   ------------


           TOTAL COMMON STOCK (COST $2,709,217) ..................    2,758,095
                                                                   ------------
SHORT-TERM INVESTMENTS (9.8%)
  302,000  Nations Treasury Reserve...............................      302,000
                                                                   ------------
           TOTAL SHORT-TERM INVESTMENTS (COST $302,000)...........      302,000
                                                                   ------------
           TOTAL INVESTMENTS (COST $3,011,217) (99.9%)............    3,060,095
                                                                   ------------
           Other assets, less liabilities (0.1%)..................        1,797
           TOTAL NET ASSETS (100.0%)..............................   $3,061,892
                                                                   ------------
------------------------------------------------------------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO

================================================================================
PORTFOLIO MANAGER'S REVIEW

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

   The Conseco Equity Portfolio posted a return of -10.30% for the year ended December 31, 2001. The benchmark, the S&P 500 Index, returned -11.88%.

WHAT HELPED THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

   During the year, volatility progressively increased as a lack of leadership among stocks was evident. Value stocks were the best performing in the first quarter while growth stocks were the best performing in the fourth quarter. Our ability to neutralize the risks where investors are not compensated over the long-term (i.e., sector rotation, market timing and capitalization bets) worked well for the Portfolio during the year, however, the Portfolio was not immune to stock specific risk. Stock selection in the technology and capital goods sectors was the biggest detractor in performance as companies sharply reduced spending. This eventually led the economy into its first recession since 1991, resulting in lower earnings and lower expectations for companies in these sectors.

WHICH HOLDINGS ENHANCED THE PORTFOLIOS PERFORMANCE?

   Stock selection in the financial sector and the consumer cyclical sector enhanced returns during 2001. The banking industry performed well as First Tennessee National and Dime Bancorp produced returns of 29% and 25%, respectively. The banking industry was a beneficiary of the lower interest rates and record re-financings by consumers. The Real Estate Investment Trust industry also produced very good returns based on stable earnings and attractive dividend yields, equity residential properties, up 10%, and public storage, up 44%, provided the majority of the returns within the industry.

   The recession did little to slow consumer spending, as retailers Best Buy, up 151%, Target, up 28%, and Federated up 16%, proved resilient throughout the year. These companies exhibited higher and more stable earnings while selling at reasonable valuations.

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

   Technology stocks, specifically within the software and the semiconductor industries, were sold off during the year because of overcapacity issues and unsustainable growth. Applied Micro Circuits, Verisign and PMC-Sierra were the largest detractors. Technology stocks and other former highfliers suffered the heaviest damage, although they recouped earlier losses with a strong year-end bounce.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

   Investors can be comforted by the knowledge that the major stock indexes have not fallen for three consecutive years since 1939 to 1941. At this time fascism was sweeping through Europe, the Depression was a vivid memory and the world order seemed threatened. The Federal Reserve and the U.S. Government will continue their combined efforts to stimulate positive growth in the U.S. economy in 2002. We believe corporate profitability will respond favorably to an improving U.S. economy. When corporate profits improve, stock prices rise over the long term. We remain optimistic that 2002 will be a better year, with companies likely producing better and more stable earnings.

   Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.



Chicago Equity Partners, LLC

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE EQUITY PORTFOLIO AND THE S&P 500 INDEX

[Data below represents line chart in printed piece.]

Date               Equity Portfolio       S&P's 500 Index
12/31/91              $10000                 $10000
12/31/92               11860.3                10764.3
12/31/93               12876.5                11849.3
12/31/94               13134.1                12006.5
12/31/95               17902.2                16518
12/31/96               25957.2                20309.8
12/31/97               31305.9                27088.7
12/31/98               35619.4                34830.4
12/31/99               53171.5                42156.2
12/31/00               54613.6                38325.3
12/31/01               48986.3                33774.9

-------------------------------------
     Average Annual Total Return
-------------------------------------
    1 Year      5 Years     10 Years
-------------------------------------
   (10.30%)     13.54%       17.22%
-------------------------------------
Past performance is not predictive of future performance. Performance does not include separate account expenses. Performance does not reflect the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares.
================================================================================

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

=================================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                                                VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCKS (97.4%)

AMUSEMENT AND RECREATION SERVICES (0.2%)
    15,600 Westwood One, Inc. (a).................................................... $   468,780
                                                                                      -----------

APPAREL AND ACCESSORY STORES (0.2%)
    15,800 Abercrombie & Fitch Co. (a)...............................................     419,174
                                                                                      -----------

APPAREL AND OTHER FINISHED PRODUCTS MADE FROM FABRICS AND SIMILAR MATERIALS (0.6%)
     5,200 Columbia Sportswear Co. (a)...............................................     173,160
    19,600 Jones Apparel Group, Inc. (a).............................................     650,132
    18,300 Ross Stores, Inc..........................................................     587,064
                                                                                      -----------
                                                                                        1,410,356
                                                                                      -----------

AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (0.7%)
    59,000 AutoNation, Inc. (a)......................................................     727,470
    13,700 AutoZone, Inc. (a)........................................................     983,660
                                                                                      -----------
                                                                                        1,711,130
                                                                                      -----------

BUILDING CONSTRUCTION, GENERAL CONTRACTORS AND OPERATIVE BUILDERS (0.7%)
    25,300 D.R. Horton, Inc..........................................................     821,238
    17,100 Lennar Corp...............................................................     800,622
                                                                                      -----------
                                                                                        1,621,860
                                                                                      -----------

BUSINESS SERVICES (8.5%)
     9,100 Affiliated Computer Services, Inc. (a)....................................     965,783
    12,400 Autodesk, Inc.............................................................     462,148
    36,900 Brocade Communications Systems, Inc. (a)..................................   1,222,128
    42,200 Cadence Design Systems, Inc. (a)..........................................     925,024
    13,000 Cerner Corp. (a)..........................................................     649,090
    16,300 Certegy, Inc. (a).........................................................     557,786
    22,000 Citrix Systems, Inc. (a)..................................................     498,520
    22,800 Computer Sciences Corp. (a)...............................................   1,116,744
    35,500 Compuware Corp. (a).......................................................     418,545
    20,700 Convergys Corp. (a).......................................................     776,043
    12,100 Deluxe Corp...............................................................     503,118
    19,300 Electronic Arts, Inc. (a).................................................   1,157,035
    28,400 Fiserv, Inc. (a)..........................................................   1,201,888
    42,300 Interpublic Group Companies, Inc..........................................   1,249,542
    35,700 Intuit, Inc. (a)..........................................................   1,527,246
    12,700 Jack Henry & Associates, Inc..............................................     277,368
    22,000 Mentor Graphics (a).......................................................     518,540
    14,900 National Instruments Corp. (a)............................................     558,154
    13,500 NCR Corp. (a).............................................................     497,610
    29,500 Network Associates, Inc. (a)..............................................     762,575
     5,900 Pixar, Inc. (a)...........................................................     212,164
    33,300 SunGard Data Systems, Inc. (a)............................................     963,369
    35,900 Sybase, Inc. (a)..........................................................     565,784

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------

    14,800 Symantec Corp...........................................$   981,684
    13,500 TMP Worldwide, Inc. (a).................................    579,150
    54,100 Unisys Corp. (a)........................................    678,414
                                                                   -----------
                                                                    19,825,452
                                                                   -----------

CHEMICALS AND ALLIED PRODUCTS (7.7%)
    25,600 Air Products and Chemicals, Inc.........................  1,200,896
    24,100 Avon Products, Inc......................................  1,120,650
     5,200 Barr Laboratories, Inc. (a).............................    412,672
    20,200 Cabot Corp. (a).........................................    721,140
    14,200 Chiron Corp. (a)........................................    622,528
    28,400 Clorox Company..........................................  1,123,220
     6,560 Forest Laboratories, Inc. (a)...........................    537,592
    33,260 Genzyme Corp. (a).......................................  1,990,944
    14,200 IDEC Pharmaceuticals Corp. (a)..........................    978,806
    52,200 Immunex Corp. (a).......................................  1,446,462
    19,900 International Flavors & Fragrances Inc..................    591,229
    14,330 Invitrogen Corp. (a)....................................    887,457
    14,500 IVAX Corp. (a)..........................................    292,030
    38,966 King Pharmaceuticals, Inc. (a)..........................  1,641,638
     9,100 Medicis Pharmauceutical (a).............................    587,769
    29,300 Mylan Laboratories Inc..................................  1,098,750
    22,100 PPG Industries, Inc.....................................  1,143,012
    17,000 Praxair, Inc............................................    939,250
    15,800 Valspar Corp............................................    625,680
                                                                   -----------
                                                                    17,961,725
                                                                   -----------

COAL MINING (0.4%)
    32,300 Massey Energy Co........................................    669,579
     9,000 Peabody Energy Corp.....................................    253,710
                                                                   -----------
                                                                       923,289
                                                                   -----------

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.3%)
    22,800 Advanced Fiber Communications (a).......................    402,876
     9,500 Centurytel, Inc.........................................    311,600
    27,200 Cinergy Corp............................................    909,296
    17,900 Cox Radio, Inc. (a).....................................    456,092
    24,000 Hispanic Broadcasting Corp. (a).........................    612,000
    11,820 Telephone and Data Systems, Inc.........................  1,060,845
    32,400 USA Networks, Inc. (a)..................................    884,844
     8,600 U.S. Cellular Corp. (a).................................    389,150
    17,000 West Corp. (a)..........................................    423,980
                                                                   -----------
                                                                     5,450,683
                                                                   -----------

DEPOSITORY INSTITUTIONS (6.8%)
    64,400 Associated Banc-Corp....................................  2,272,676
    25,400 Astoria Financial Corp..................................    672,084

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

    60,000 First Tennessee National Corp..........................  $ 2,175,600
    43,700 GreenPoint Financial Corp..............................    1,562,275
    20,900 Marshall & Ilsley Corp.................................    1,322,552
    72,000 North Fork Bancorp., Inc...............................    2,303,280
    45,400 Regions Financial Corp.................................    1,359,276
   131,700 Sovereign Bancorp, Inc.................................    1,612,008
    25,300 Union Planters Corp....................................    1,141,789
    31,800 Washington Federal, Inc................................      819,804
    24,300 Webster Financial Corp.................................      766,179
                                                                    -----------
                                                                     16,007,523
                                                                    -----------

EATING AND DRINKING PLACES (2.0%)
    35,000 Brinker International, Inc. (a)........................    1,041,600
    37,200 Darden Restaurants, Inc................................    1,316,880
    18,600 Tricon Global Restaurants (a)..........................      915,120
    30,800 Viad Corp..............................................      729,344
    23,500 Wendy's International, Inc.............................      685,495
                                                                    -----------
                                                                      4,688,439
                                                                    -----------

EDUCATIONAL SERVICES (0.8%)
    39,540 Apollo Group, Inc.-- Class A (a).......................    1,779,695
                                                                    -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (7.5%)
    25,800 Allegheny Energy, Inc..................................      934,476
    28,000 Alliant Energy Corp....................................      850,080
     7,500 American Water Works, Inc..............................      313,125
    25,600 DTE Energy Co..........................................    1,073,664
    40,100 Entergy Corp...........................................    1,568,311
    51,309 FirstEnergy Corp.......................................    1,794,789
    23,550 FPL Group, Inc.........................................    1,328,220
    24,100 IDA Corp...............................................      978,460
    27,100 Kinder Morgan, Inc.....................................    1,509,199
    24,880 NSTAR..................................................    1,115,868
    30,800 Pinnacle West..........................................    1,288,980
    53,080 Potomac Electric Power Co..............................    1,198,016
    36,700 Progress Energy, Inc...................................    1,652,601
    29,700 Republic Services, Inc. (a)............................      593,109
    53,100 Sempra Energy..........................................    1,303,605
                                                                    -----------
                                                                     17,502,503
                                                                    -----------

ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (5.8%)
    49,200 Altera Corp. (a).......................................    1,044,024
    42,100 American Power Conversion Company (a)..................      608,766
    23,800 AVX Corporation........................................      561,442
     8,600 Cree, Inc. (a).........................................      253,356
    21,000 Harris Corp............................................      640,710
    22,700 International Rectifier Corp. (a)......................      791,776

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==============================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                                               VALUE
----------------------------------------------------------------------------------------------
    19,700 Intersil Holding Corp. (a)............................................  $   635,325
    22,700 Kemet Corp. (a).......................................................      402,925
     5,700 L-3 Communications Holdings, Inc. (a).................................      513,000
    11,400 Molex Inc.............................................................      352,830
    26,000 Network Appliance, Inc. (a)...........................................      568,620
    20,500 NVIDIA Corp. (a)......................................................    1,371,450
    24,800 PMC - Sierra, Inc. (a)................................................      527,248
    11,100 Polycom, Inc. (a).....................................................      378,177
    15,300 QLogic Corp. (a)......................................................      681,003
    58,000 Rockwell Collins, Inc.................................................    1,131,000
    26,900 Scientific-Atlanta, Inc...............................................      643,986
    15,200 Tekelec, Inc. (a).....................................................      275,272
    25,300 UTStarcom, Inc. (a)...................................................      721,050
    29,300 Vishay Intertechnology, Inc. (a)......................................      571,350
    13,400 Whirlpool Corp........................................................      982,622
                                                                                   -----------
                                                                                    13,655,932
                                                                                   -----------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT SERVICES (2.4%)
    26,400 The New Dun & Bradstreet Corp. (a)....................................      931,920
    14,500 Fluor Corp............................................................      542,300
     7,200 Jacobs Engineering Group, Inc. (a)....................................      475,200
    21,860 Millennium Pharmaceuticals, Inc. (a)..................................      535,789
    25,300 Monsanto Co...........................................................      855,140
    25,100 Moody's Corp..........................................................    1,000,486
    17,900 Pharmaceutical Product Development, Inc. (a)..........................      578,349
    41,900 Quintiles Transnational Corp. (a).....................................      672,495
                                                                                   -----------
                                                                                     5,591,679
                                                                                   -----------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (1.1%)
     8,300 Cooper Industries, Inc................................................      289,836
    18,400 Fortune Brands, Inc...................................................      728,456
    19,200 Masco Corp............................................................      470,400
    26,100 Shaw Group, Inc. (a)..................................................      613,350
    16,300 Snap on Tools, Inc....................................................      548,658
                                                                                   -----------
                                                                                     2,650,700
                                                                                   -----------

FOOD AND KINDRED PRODUCTS (2.6%)
     7,700 Adolph Coors Co.-- Class B............................................      411,180
    49,200 Conagra, Inc..........................................................    1,169,484
    36,500 Kellogg Company.......................................................    1,098,650
     9,100 McCormick & Co., Inc..................................................      381,927
    39,800 The Pepsi Bottling Group, Inc.........................................      935,300
    25,800 Smithfield Foods, Inc. (a)............................................      568,632
    41,400 Tyson Foods, Inc......................................................      478,170
    21,400 Wm. Wrigley Jr. Co....................................................    1,099,318
                                                                                   -----------
                                                                                     6,142,661
                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

FOOD STORES (0.6%)
    40,800 Albertson's Inc........................................  $ 1,284,792
                                                                    -----------

FURNITURE AND FIXTURES (1.7%)
    28,830 Hillenbrand Industries, Inc............................    1,593,434
    18,600 Johnson Controls, Inc..................................    1,501,950
    20,200 Lear Corp. (a).........................................      770,428
                                                                    -----------
                                                                      3,865,812
                                                                    -----------

GENERAL MERCHANDISE STORES (1.8%)
    35,900 Federated Department Stores, Inc. (a)..................    1,468,310
    28,400 Foot Locker, Inc. (a)..................................      444,460
    25,300 The May Department Stores Co...........................      935,594
    35,800 The TJX Companies, Inc.................................    1,426,988
                                                                    -----------
                                                                      4,275,352
                                                                    -----------

HEALTH SERVICES (1.1%)
     8,300 Enzon, Inc. (a)........................................      467,124
    15,340 Laboratory Corp. of America Holdings (a)...............    1,240,238
    19,200 Universal Health Services (a)..........................      821,376
                                                                    -----------
                                                                      2,528,738
                                                                    -----------

HOME FURNITURE AND EQUIPMENT STORES (1.4%)
    24,200 Bed Bath & Beyond Inc. (a).............................      820,380
    21,300 Best Buy Co., Inc. (a).................................    1,586,424
    21,400 Williams-Sonoma, Inc. (a)..............................      918,060
                                                                    -----------
                                                                      3,324,864
                                                                    -----------

HOTELS, OTHER LODGING PLACES (0.1%)
     6,400 Marriot International, Inc.............................      260,160
                                                                    -----------

INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (4.3%)
    53,800 Apple Computer, Inc. (a)...............................    1,178,220
     8,200 CDW Computer Centers, Inc. (a).........................      440,422
    13,400 Deere & Company........................................      585,044
    19,900 Diebold, Inc...........................................      804,756
     8,500 FMC Corp. (a)..........................................      505,750
     9,500 International Game Technology (a)......................      648,850
    15,000 Lexmark International, Inc. (a)........................      885,000
    28,400 Novellus Systems, Inc. (a).............................    1,120,380
    29,000 Pitney Bowes, Inc......................................    1,090,690
    12,000 Smith International, Inc. (a)..........................      643,440
    15,400 The Stanley Works......................................      717,178
    35,500 Storage Technology Corp. (a)...........................      733,785
    10,300 Varian Medical Systems, Inc. (a).......................      733,978
                                                                    -----------
                                                                     10,087,493
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

INSURANCE CARRIERS (5.9%)
     8,130 Ambac Financial Group, Inc.............................  $   470,402
    22,500 Fidelity National Financial, Inc.......................      558,000
    21,400 Health Net, Inc. (a)...................................      466,092
    17,100 Lincoln National Corp..................................      830,547
    24,500 MBIA, Inc. ............................................    1,313,935
    36,500 Old Republic International Corp........................    1,022,365
    19,600 Oxford Health Plans (a)................................      590,744
    14,300 PMI Group, Inc.........................................      958,243
    10,600 The Progressive Corp...................................    1,582,580
    60,500 Protective Life Corp...................................    1,750,265
    35,900 Radian Group, Inc......................................    1,541,905
    26,200 Torchmark Corp.........................................    1,030,446
     6,400 Trigon Healthcare, Inc. (a)............................      444,480
    10,300 Wellpoint Health Networks Inc. (a).....................    1,203,555
                                                                    -----------
                                                                     13,763,559
                                                                    -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (6.0%)
    12,560 Allergan, Inc..........................................      942,628
    19,800 Applera Corp - Applied Biosystems Group................      777,546
    32,600 Becton, Dickinson and Co...............................    1,080,690
    47,200 Biomet, Inc............................................    1,458,480
    36,500 Boston Scientific Corp. (a)............................      880,380
    19,700 Danaher Corp...........................................    1,188,107
    13,200 Dentsply International.................................      662,640
    28,400 KLA-Tencor Corp. (a)...................................    1,407,504
    10,900 Mettler-Toledo International, Inc. (a).................      565,165
    26,400 Microchip Technology Inc. (a)..........................    1,022,736
    32,800 St. Jude Medical, Inc. (a).............................    2,546,920
    15,200 Tektronix, Inc. (a)....................................      391,856
    26,740 Waters Corp. (a).......................................    1,036,175
                                                                    -----------
                                                                     13,960,827
                                                                    -----------

MISCELLANEOUS MANUFACTURING INDUSTRIES (1.6%)
    31,200 Callaway Golf Company..................................      597,480
    79,400 Mattel, Inc............................................    1,365,680
    16,100 Nike, Inc..............................................      905,464
    30,100 Tiffany & Co...........................................      947,247
                                                                    -----------
                                                                      3,815,871
                                                                    -----------

MISCELLANEOUS RETAIL (1.2%)
    32,100 Borders Group, Inc. (a)................................      636,864
    35,000 Dollar Tree Stores, Inc. (a)...........................    1,081,850
    63,900 Office Depot, Inc. (a).................................    1,184,706
                                                                    -----------
                                                                      2,903,420
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

MOTION PICTURES (0.1%)
     9,300 Blockbuster, Inc.......................................  $   234,360
                                                                    -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (1.7%)
    25,900 Americredit Corp. (a)..................................      817,145
    36,500 Countrywide Credit Industries, Inc.....................    1,495,405
    15,700 Metris Companies, Inc..................................      403,647
    14,500 USA Education, Inc.....................................    1,218,290
                                                                    -----------
                                                                      3,934,487
                                                                    -----------

OFFICES--HOLDING COMPANIES (1.2%)
    46,800 Public Storage, Inc....................................    1,563,120
    32,300 Vornado Realty Trust...................................    1,343,680
                                                                    -----------
                                                                      2,906,800
                                                                    -----------

OIL AND GAS EXTRACTION (3.1%)
    26,180 Apache Corp............................................    1,305,858
    23,300 Hanover Compressor Company (a).........................      588,558
    19,590 Helmerich & Payne, Inc.................................      653,914
    52,800 Patterson-UTI Energy, Inc. (a).........................    1,230,768
    22,500 Tidewater, Inc.........................................      762,750
    61,600 USX-Marathon Group.....................................    1,848,000
    50,400 XTO Energy, Corp.......................................      882,000
                                                                    -----------
                                                                      7,271,848
                                                                    -----------

PAPER AND ALLIED PRODUCTS (1.6%)
    21,300 Bemis Co., Inc.........................................    1,047,534
    39,600 Packaging Corporation of America (a)...................      718,740
    35,000 Sonoco Products Co.....................................      930,300
    17,400 Temple - Inland, Inc...................................      987,102
                                                                    -----------
                                                                      3,683,676
                                                                    -----------

PERSONAL SERVICES (0.4%)
    22,700 H&R Block, Inc.........................................    1,014,690
                                                                    -----------

PETROLEUM REFINING AND RELATED PRODUCTS (1.8%)
    23,000 Amerada Hess Corp......................................    1,437,500
    33,700 Sunoco, Inc............................................    1,258,358
    41,100 Unocal Corp............................................    1,482,477
                                                                    -----------
                                                                      4,178,335
                                                                    -----------

PRIMARY METAL INDUSTRIES (0.7%)
    20,900 Engelhard Corp.........................................      578,512
    21,400 Nucor Corp.............................................    1,133,344
                                                                    -----------
                                                                      1,711,856
                                                                    -----------

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES (0.8%)
     6,900 Knight-Ridder, Inc.....................................      448,017
    26,700 The New York Times Co..................................    1,154,775

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

     6,500 The Reynolds and Reynolds Co...........................  $   157,625
                                                                    -----------
                                                                      1,760,417
                                                                    -----------

RAILROAD TRANSPORTATION (0.3%)
    42,900 Norfolk Southern Corp..................................      786,357
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.5%)
    56,400 Carramerica Realty Corp................................    1,697,640
    14,194 Equity Office Properties Trust.........................      426,956
    34,700 General Growth Industries..............................    1,346,360
                                                                    -----------
                                                                      3,470,956
                                                                    -----------

REAL ESTATE OPERATORS, AGENTS, MANAGERS (0.5%)
    28,700 Rouse Co...............................................      840,623
     9,360 Starwood Hotels & Resorts Worldwide, Inc...............      279,396
                                                                    -----------
                                                                      1,120,019
                                                                    -----------

SECURITY AND COMMODITY BROKERS (1.3%)
    14,200 Bear Stearns Companies, Inc............................      832,688
    17,900 Eaton Vance Corp.......................................      636,345
    95,400 E*Trade Group, Inc. (a)................................      977,850
    14,500 SEI Investments Co.....................................      654,095
                                                                    -----------
                                                                      3,100,978
                                                                    -----------

STONE, CLAY, GLASS, AND CONCRETE PRODUCTS (0.4%)
     6,800 Cabot Microelectronics.................................      538,900
    10,800 Lafarge Corp...........................................      405,756
                                                                    -----------
                                                                        944,656
                                                                    -----------

TOBACCO PRODUCTS (0.4%)
    16,600 R.J. Reynolds Tobacco Holdings, Inc....................      934,580
                                                                    -----------

TEXTILE MILL PRODUCTS (0.5%)
    20,110 Mohawk Industries, Inc. (a)............................    1,103,637
                                                                    -----------

TRANSPORTATION BY AIR (0.4%)
    16,300 Delta Air Lines, Inc...................................      476,938
    18,100 Skywest, Inc...........................................      460,645
                                                                    -----------
                                                                        937,583
                                                                    -----------

TRANSPORTATION EQUIPMENT (2.2%)
    72,700 Delphi Automotive Systems Corp.........................      993,082
    23,000 ITT Industries, Inc....................................    1,161,500
       200 Newport News Shipbuilding, Inc.........................       14,205
    17,488 Northrop Grumman Corp..................................    1,762,965
     8,200 Paccar, Inc............................................      538,084
     4,900 SPX Corp. (a)..........................................      670,810
                                                                    -----------
                                                                      5,140,646
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

EQUITY PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
 PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.7%)
    17,300 C.H. Robinson Worldwide, Inc...........................  $   500,229
    18,600 Expeditors International of Washington, Inc............    1,059,270
                                                                   ------------
                                                                      1,559,499
                                                                   ------------

WHOLESALE TRADE--DURABLE GOODS (0.8%)
    28,200 Grainger W.W., Inc.....................................    1,353,600
     2,368 Imagistics International (a)...........................       29,245
    10,900 Tech Data Corp. (a)....................................      471,752
                                                                   ------------
                                                                      1,854,597
                                                                   ------------

WHOLESALE TRADE--NON-DURABLE GOODS (1.0%)
     8,800 AmerisourceBergen Corp.................................      559,240
    32,800 McKesson HBOC, Inc.....................................    1,226,720
    21,190 SUPERVALU, INC.........................................      468,723
                                                                   ------------
                                                                      2,254,683
                                                                   ------------
           TOTAL COMMON STOCK (COST $211,148,810).................  227,787,129
                                                                   ------------

SHORT-TERM INVESTMENTS (1.1%)
 2,613,000 Nations Treasury Reserve...............................    2,613,000
                                                                   ------------
           TOTAL SHORT-TERM INVESTMENTS (COST $2,613,000).........    2,613,000

           TOTAL INVESTMENTS (COST $213,761,810) (98.5%)..........  230,400,129
                                                                   -----------
           Other assets less liabilities (1.5%)...................    3,582,708
                                                                   ------------
           TOTAL NET ASSETS (100.0%).............................. $233,982,837
                                                                   ------------


------------------------------------------------------------------
(a) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO

================================================================================
PORTFOLIO MANAGERS' REVIEW

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

   The Conseco Balanced Portfolio posted a return of -6.60% for the one year ended December 31, 2001. The benchmarks, the S&P 500 Index & the Lehman Brothers Government/Corporate Index, returned -11.88% and 8.51%, respectively.

WHAT CAUSED THE VARIANCE IN PERFORMANCE BETWEEN THE PORTFOLIO AND ITS BENCHMARK?

   Investors rotated among sectors throughout the year as a record period of U.S. expansion drew to a close and economic weakness was a dominant theme. The Portfolio captured the returns of the top performing sectors (financials and consumer cyclicals) but was not immune to the bottom performing sectors, such as technology and capital goods.

   On the positive side, in the fourth quarter investors turned their attention to those stocks considered to be the most economically sensitive, which traditionally are the first to rebound heading out of a downturn. Among those are technology stocks, which staged a significant rally during the fourth quarter to outperform the broader market, helping the Portfolio's performance. That late year run wasn't enough, however, to prevent the sector from ending 2001 as one of the year's worst performers.

WHICH HOLDINGS ENHANCED THE PORTFOLIO'S PERFORMANCE?

   Security selection in the financial sector and the consumer cyclical sector enhanced returns during 2001. Companies such as USA Education (formerly Sallie
Mae), TCF Financial and Union Planters were the largest contributors within the financial sector for the year. Within the consumer cyclical sector, auto component maker Johnson Controls, home builder Centex and retailer Bed, Bath & Beyond were the largest contributors.

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

   Technology stocks detracted the most as expensive valuations, negative earning surprises and lower guidance brought technology stocks down for the second consecutive year. The software and communications equipment industries also were large detractors as software stocks Adobe Systems and Oracle were down 46% and 56%, respectively, while a less than market weight position in Microsoft detracted as the stock produced a 53% gain for the year. The communications equipment industry detractors were CIENA Corp.,

   Brocade Communications and Juniper Networks. Within the capital goods sector, Boeing and United Technologies were the largest detractors. The Enron debacle and the subsequent fallout that rippled through the natural gas and natural gas pipeline sector also hampered returns.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

   As we enter a new year, investors can be comforted by the knowledge that it has been 60 years since the major stock indexes fell for three consecutive years. That hasn't happened since 1939-41, a period when fascism was sweeping through Europe, the Depression was a vivid memory and the world order seemed threatened. Furthermore, the Federal Reserve and the U.S. Government should be successful in their combined efforts to stimulate positive growth in the U.S. economy in 2002. We also believe corporate profitability will respond to an improving U.S. economy. As corporate profits improve, so should their stock prices over the long term. We remain optimistic that 2002 will be a better year as companies should produce better and more stable earnings.

   Overall, our philosophy for the equity portion of the portfolio will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

   We expect the landscape for bond investors to be more manageable than prior years if new issue volume subsides, the pace of ratings downgrades declines and an economic recovery takes hold. Credit deterioration was, again, the biggest issue bond managers faced during the year. The number of downgrades has exceeded the number of upgrades each of the past four years as companies have levered their balance sheets and pursued aggressive expansion plans. However, we are encouraged that the pace of downgrades seems to be slowing.

   During the next year, like last year, we will likely experience sustained low interest rates. We expect the Fed will stop lowering interest rates in 2002 and monetary policy will shift from an easing to neutral stance as the employment picture stabilizes. Ultimately, policy will shift to a tightening, however, we don't expect to see that until later in 2002.


Chicago Equity Partners, LLC                                     Gregory J. Hahn
                                                          Senior Vice President,
                                                        Chief Investment Officer
                                                Conseco Capital Management, Inc.

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BALANCED PORTFOLIO AND THE S&P 500 INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

[Data below represents line chart in printed piece.]

                                  Standard & Poor's        Lehman Brothers
Date         Balanced Portfolio       500 Index       Government/Corporate Index
12/31/91          $10000             $10000                   $10000
12/31/92           11107.9            10764.3                  10757.6
12/31/93           12308.4            11849.3                  11947.4
12/31/94           12244.7            12006.5                  11529.1
12/31/95           16100.8            16518                    13748.6
12/31/96           20657.1            20309.8                  14145.3
12/31/97           24750.4            27088.7                  15524.9
12/31/98           26869.4            34830.4                  16994.4
12/31/99           35159.7            42156.2                  16628.7
12/31/00           37721.3            38325.3                  18597.3
12/31/01           35230.4            33774.9                  20179

-------------------------------------
      Average Annual Total Return
-------------------------------------
    1 Year      5 Years    10 Years
-------------------------------------
   (6.60%)       11.27%     13.42%
-------------------------------------
Past performance is not predictive of future performance. Performance does not include separate account expenses. Performance does not reflect the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares.
================================================================================

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (54.4%)

BUILDING CONSTRUCTION, GENERAL CONSTRUCTION (0.2%)
    2,000  Centex Corp............................................  $   114,180
                                                                    -----------

BUILDING MATERIALS, HARDWARE, GARDEN-RETAIL (0.9%)
    8,790  The Home Depot, Inc....................................      448,378
    4,400  Lowe's Companies, Inc..................................      204,204
                                                                    -----------
                                                                        652,582
                                                                    -----------

BUSINESS SERVICES (4.9%)
   18,630  AOL Time Warner, Inc. (a)..............................      598,023
    1,600  Autodesk, Inc..........................................       59,632
      600  Brodcade Communications Systems, Inc. (a)..............       19,872
    2,700  Cadence Design Systems, Inc. (a).......................       59,184
    7,100  Cendant Corp. (a)......................................      139,231
      400  Cerner Corp. (a).......................................       19,972
    1,200  Citrix Systems, Inc. (a)...............................       27,192
    4,100  Computer Associates International, Inc.................      141,409
    1,400  Computer Sciences Corp. (a)............................       68,572
    3,200  Concord EFS, Inc. (a)..................................      104,896
      800  EBAY, Inc. (a).........................................       53,520
    1,100  Electronic Arts, Inc. (a)..............................       65,945
    1,900  Electronic Data Systems Corp...........................      130,245
    2,930  First Data Corp........................................      229,859
    1,500  Fiserv, Inc. (a).......................................       63,480
      500  Hotel Reservations Network, Inc.-- Class A (a).........       23,000
    2,400  Interpublic Group Companies, Inc.......................       70,896
    1,800  Intuit, Inc. (a).......................................       77,004
      900  Mentor Graphics Corp. (a)..............................       21,213
   15,670  Microsoft Corp. (a)....................................    1,038,137
    3,600  Network Associates, Inc. (a)...........................       93,060
    1,300  NCR Corp. (a)..........................................       47,918
   15,020  Oracle Corp. (a).......................................      207,426
    1,500  PeopleSoft, Inc. (a)...................................       60,300
    1,300  Symantec Corp. (a).....................................       86,229
                                                                    -----------
                                                                      3,506,215
                                                                    -----------

CHEMICALS AND ALLIED PRODUCTS (6.7%)
    4,660  Abbott Laboratories....................................      259,795
    2,000  Air Products & Chemicals, Inc..........................       93,820
    3,400  American Home Products Corp............................      208,624
    4,400  Amgen, Inc. (a)........................................      248,336
    2,600  Avon Products, Inc.....................................      120,900
    7,060  Bristol-Myers Squibb Co................................      360,060
      700  Cabot Corp.............................................       24,990
    1,300  Chiron Corp. (a).......................................       56,992
    1,500  Clorox Corp............................................       59,325

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
    1,600  Cytec Industries, Inc. (a).............................  $    43,200
    2,200  Dow Chemical Co........................................       74,316
    1,800  Eastman Chemical Co....................................       70,236
    1,700  E. I. du Pont de Nemours and Co........................       72,267
    2,600  Eli Lilly And Co. .....................................      157,080
    2,100  Forest Laboratories, Inc. (a)..........................      172,095
    2,000  Genetech, Inc. (a).....................................      108,500
    1,600  International Flavors & Fragrances, Inc................       47,536
    1,600  Ivax Corp.  (a)........................................       32,224
    2,266  King Pharmaceuticals, Inc. (a).........................       95,467
      900  Lubrizol Corp..........................................       31,581
      700  Medicis Pharmaceatical Class A (a).....................       45,213
    6,910  Merck & Co., Inc.......................................      406,308
    2,100  Mylan Labs, Inc........................................       78,750
   29,700  Pfizer, Inc............................................    1,183,545
    1,100  PPG Industries, Inc....................................       56,892
    5,900  The Procter & Gamble Co................................      466,867
    5,400  Schering-Plough Corp...................................      193,374
      600  Valspar Corp...........................................       23,760
                                                                    -----------
                                                                      4,792,053
                                                                    -----------

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (3.2%)
    9,300  AT&T Corp..............................................      168,702
   11,777  AT&T  Wireless Group (a)...............................      169,235
    7,000  BellSouth Corp.........................................      267,050
    4,100  Cox Communications, Inc.-- Class A (a).................      171,831
    2,000  Hispanic Broadcasting Corp. (a)........................       51,000
   12,000  SBC Communications, Inc................................      470,040
    8,200  Sprint Corp............................................      164,656
   12,160  Verizon Communications, Inc............................      577,114
   18,123  WorldCom, Inc. (a).....................................      255,172
                                                                    -----------
                                                                      2,294,800
                                                                    -----------

DEPOSITORY INSTITUTIONS (5.9%)
   11,000  Bank of America Corp...................................      692,450
   19,000  Citigroup, Inc.........................................      959,120
    2,300  Comerica, Inc..........................................      131,790
    3,800  Dime Bancorp, Inc......................................      137,104
    2,800  First Tennessee Bank, Inc..............................      101,528
    6,300  FleetBoston Financial Corp.............................      229,950
    4,900  Golden State Bancorp, Inc..............................      128,135
    4,300  GreenPoint Financial Corp..............................      153,725
    2,320  J.P. Morgan Chase & Co.................................       84,332
    9,300  MBNA Corp..............................................      327,360
    6,900  National City Corp.....................................      201,756
    3,800  SouthTrust Corp........................................       93,746

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
    1,700  Suntrust Banks, Inc....................................  $   106,590
    2,100  TCF Financial Corp.....................................      100,758
    5,200  U.S. Bancorp ..........................................      108,836
    5,300  Union Planters Corp....................................      239,189
   10,050  Washington Mutual, Inc.................................      328,635
    1,800  Wells Fargo & Co. .....................................       78,210
                                                                    -----------
                                                                      4,203,214
                                                                    -----------

EATING AND DRINKING PLACES (0.3%)
    1,700  Darden Restaurants, Inc................................       60,180
    1,900  Tricon Global Restaurants, Inc (a).....................       93,480
    2,200  Wendy's International, Inc.............................       64,174
                                                                    -----------
                                                                        217,834
                                                                    -----------

EDUCATIONAL SERVICES (0.1%)
    1,850  Apollo Group, Inc. (a).................................       83,268
                                                                    -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (1.8%)
    2,500  American Electric Power Co., Inc.......................      108,825
    2,200  DTE Energy Co..........................................       92,268
    6,400  Duke Energy Corp.......................................      251,264
    3,300  Dynegy, Inc.-- Class A.................................       84,150
    1,510  El Paso Energy Corp....................................       67,361
    2,500  FPL Group, Inc.........................................      141,000
    2,900  First Energy Corp......................................      101,442
    2,100  Pinnacle West Capital, Inc.............................       87,885
    3,000  Progress Energy, Inc...................................      135,090
    3,900  Sempra Energy, Inc.....................................       95,745
    5,300  Williams Companies, Inc................................      135,256
                                                                    -----------
                                                                      1,300,286
                                                                    -----------

ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (5.4%)
    1,600  Advanced Fibre Communications, Inc. (a)................       28,272
    1,700  Altera Corp. (a).......................................       36,074
    2,600  American Power Conversion Co. (a)......................       37,596
    2,600  Applied Micro Circuits Corp. (a).......................       29,432
    1,900  CIENA Corp. (a)........................................       27,189
   39,590  General Electric Co....................................    1,586,767
   25,280  Intel Corp.............................................      795,056
    1,200  International Rectifier Corp. (a)......................       41,856
    2,300  Intersil Holding Corp. (a).............................       74,175
      700  L-3 Communications Holdings, Inc. (a)..................       63,000
    1,300  Linear Technology Corp.................................       50,752
    2,449  Maxim Integrated Products, Inc. (a)....................      128,597
    2,700  Microchip Technology, Inc. (a).........................      104,598
    2,900  Motorola, Inc..........................................       43,558
    4,900  Network Appliance, Inc. (a)............................      107,163
    1,600  NVIDIA Corp. (a).......................................      107,040

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

    1,700  PMC - Sierra, Inc. (a).................................  $    36,142
    1,200  Polycom, Inc. (a)......................................       40,884
      700  QLogic Corp. (a).......................................       31,157
    2,400  QUALCOMM, Inc. (a).....................................      121,200
    1,800  Scientific-Atlanta, Inc................................       43,092
    1,100  Tekelec, Inc. (a)......................................       19,921
    2,200  Texas Instruments, Inc.................................       61,600
    1,700  Utstarcom, Inc. (a)....................................       48,450
    2,200  Vishay Intertechnology, Inc. (a).......................       42,900
    1,600  Whirlpool Corp.........................................      117,328
    1,100  Xilinx, Inc. (a).......................................       42,955
                                                                    -----------
                                                                      3,866,754
                                                                    -----------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT SERVICES (0.4%)
      700  Cephalon, Inc. (a).....................................       52,909
    1,300  Dun & Bradstreet, Inc. (a).............................       45,890
    1,400  Millennium Pharmaceuticals, Inc. (a)...................       34,314
    1,400  Moody's Corp...........................................       55,804
    1,400  PerkinElmer, Inc.......................................       49,028
    1,900  Quintiles Transnational, Inc. (a)......................       30,495
                                                                    -----------
                                                                        268,440
                                                                    -----------

FABRICATED METAL PRODUCTS (0.3%)
    1,300  Danaher Corp...........................................       78,403
    1,400  Fortune Brands, Inc....................................       55,426
    1,300  Lockheed Martin Corp...................................       60,671
                                                                    -----------
                                                                        194,500
                                                                    -----------

FOOD AND KINDRED PRODUCTS (2.3%)
    2,900  Anheuser-Busch Companies, Inc..........................      131,109
    6,120  The Coca-Cola Co.......................................      288,558
    2,500  Conagra, Inc...........................................       59,425
    1,500  General Mills, Inc.....................................       78,015
    1,700  Kellogg Co.............................................       51,170
    2,000  McCormick & Co., Inc...................................       83,940
    8,960  PepsiCo, Inc...........................................      436,262
    9,910  Philip Morris Companies, Inc...........................      454,374
    1,400  Smithfield Foods, Inc. (a).............................       30,856
    2,700  Tyson Foods, Inc.......................................       31,185
                                                                    -----------
                                                                      1,644,894
                                                                    -----------

FOOD STORES (0.3%)
    3,900  Albertsons, Inc........................................      122,811
    1,700  Safeway, Inc. (a)......................................       70,975
                                                                    -----------
                                                                        193,786
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
FURNITURE AND FIXTURES (0.4%)
    1,900  Johnson Controls, Inc..................................  $   153,425
    2,600  Lear Corporation (a)...................................       99,164
                                                                    -----------
                                                                        252,589
                                                                    -----------

GENERAL MERCHANDISE STORES (1.6%)

    1,800  CostCo Wholesale Corp. (a).............................       79,884
    4,100  Federated Department Store, Inc. (a)...................      167,690
    2,200  Foot Locker, Inc. (a)..................................       34,430
    1,800  Kohl's Corp. (a).......................................      126,792
    5,800  Sears Roebuck & Co.....................................      276,312
    8,190  Wal-Mart Stores, Inc...................................      471,335
                                                                    -----------
                                                                      1,156,443
                                                                    -----------

HEALTH SERVICES (0.3%)

    2,500  Tenet Healthcare Corp. (a).............................      146,800
    2,000  Universal Health Services, Inc. (a)....................       85,560
                                                                    -----------
                                                                        232,360
                                                                    -----------

HOME FURNITURE AND EQUIPMENT STORES (0.6%)

    5,600  Bed Bath & Beyond, Inc. (a)............................      189,840
    2,900  Best Buy Co., Inc. (a).................................      215,992
                                                                    -----------
                                                                        405,832
                                                                    -----------

INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (4.2%)
    1,960  Applied Materials, Inc. (a)............................       78,596
    3,000  Caterpillar, Inc.......................................      156,750
   31,270  Cisco Systems, Inc. (a)................................      566,300
   10,000  Dell Computer Corp. (a)................................      271,800
      600  Diebold, Inc...........................................       24,264
    1,000  Emulex Corp. (a).......................................       39,510
    1,400  Harris Corp. ..........................................       42,714
    8,600  Hewlett-Packard Co.....................................      176,644
    7,550  International Business Machines Corp...................      913,248
    1,700  Jabil Circuit, Inc. (a)................................       38,624
    1,400  Juniper Networks (a)...................................       26,530
    1,700  Lexmark International, Inc. (a)........................      100,300
    2,060  Novellus Systems, Inc. (a).............................       81,267
    1,800  Pall Corp..............................................       43,308
    1,500  Pitney Bowes, Inc......................................       56,415
        1  Riverstone Networks, Inc...............................           17
    1,400  Smith International, Inc. (a)..........................       75,068
    2,700  Storage Technology Corp. (a)...........................       55,809
    3,800  Tyco International, Ltd. ..............................      223,820
    1,500  Unisys Corp. (a).......................................       18,810
      600  Varian Medical Systems, Inc. (a).......................       42,756
                                                                    -----------
                                                                      3,032,550
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
INSURANCE CARRIERS (2.5%)
    2,200  AFLAC Corp.............................................  $   54,032
    1,900  The Allstate Corp......................................      64,030
    6,485  American International Group, Inc......................     514,901
      900  The Hartford Financial Services Group, Inc.............      56,547
    5,500  Lincoln National Corp..................................     267,135
    1,200  MBIA, Inc..............................................      64,356
    1,100  MGIC Investment Corp...................................      67,892
    3,700  Old Republic International Corp........................     103,637
    1,600  The PMI Group, Inc.....................................     107,216
      600  Progressive Corp.......................................      89,580
    1,000  Torchmark Corp.........................................      39,330
    3,500  UnitedHealth Group, Inc................................     247,695
    4,300  Unumprovident Corp.....................................     113,993
                                                                    ----------
                                                                     1,790,344
                                                                    ----------

LUMBER AND WOOD PRODUCTS (0.2%)
    2,700  Georgia Pacific, Inc...................................      74,547
      700  Minnesota Mining & Manufacturing Co....................      82,747
                                                                    ----------
                                                                       157,294
                                                                    ----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (1.3%)
    1,450  Allergan, Inc..........................................     108,822
    3,500  Applera Corporation - Applied Biosystems Group ........     137,445
      800  Dentsply International, Inc............................      40,160
    1,700  Guidant Corp. (a)......................................      84,660
    1,900  KLA-Tencor Corp. (a)...................................      94,164
    3,600  Medtronic, Inc.........................................     184,356
    2,000  St. Jude Medical, Inc. (a).............................     155,300
    2,100  Waters Corp. (a).......................................      81,375
    2,400  Zimmer Holdings, Inc. (a)..............................      73,296
                                                                    ----------
                                                                       959,578
                                                                    ----------

MISCELLANEOUS MANUFACTURING (0.2%)
    5,400  Mattel, Inc............................................      92,880
    1,100  Nike, Inc.--Class B....................................      61,864
                                                                    ----------
                                                                       154,744
                                                                    ----------

MISCELLANEOUS RETAIL (0.1%)
    1,700  Borders Group, Inc. (a)................................      33,728
    1,400  Tiffany & Co...........................................      44,058
                                                                    ----------
                                                                        77,786
                                                                    ----------

MOTION PICTURES (0.6%)
   13,890  Liberty Media Corp.--Class A (a).......................     194,460
   10,300  Walt Disney Co.........................................     213,416
                                                                    ----------
                                                                       407,876
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                              VALUE
--------------------------------------------------------------------------------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.3%)
    1,500  Capital One Financial Corp.............................  $    80,925
    3,900  Countrywide Credit Ind., Inc...........................      159,783
    3,490  Fannie Mae.............................................      277,455
    2,800  Federal Home Loan Mortgage Corp........................      183,120
    2,300  Household International, Inc...........................      133,262
    1,300  USA Education, Inc.....................................      109,226
                                                                    -----------
                                                                        943,771
                                                                    -----------

OIL AND GAS EXTRACTION (0.4%)
    3,000  Anadarko Petroleum Corp................................      170,550
    4,400  Tidewater, Inc.........................................      149,160
                                                                    -----------
                                                                        319,710
                                                                    -----------

PAPER AND ALLIED PRODUCTS (0.4%)
    2,000  Kimberly-Clark Corp....................................      119,600
    2,700  Temple-Inland, Inc.....................................      153,171
                                                                    -----------
                                                                        272,771
                                                                    -----------

PERSONAL SERVICES (0.1%)
    1,600  H&R Block, Inc.........................................       71,520
                                                                    -----------

PETROLEUM REFINING AND RELATED INDUSTRIES (2.4%)
    3,000  Amerada Hess Corp......................................      187,500
    6,317  Chevron Corp...........................................      566,066
   20,440  Exxon Mobil Corp.......................................      803,292
    5,700  USX-Marathon Group.....................................      171,000
                                                                    -----------
                                                                      1,727,858
                                                                    -----------

PRIMARY METAL INDUSTRIES (0.3%)
    5,600  Alcoa, Inc.............................................      199,080
      700  Englehard Corp.........................................       19,376
                                                                    -----------
                                                                        218,456
                                                                    -----------

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES (0.6%)
    2,425  The McGraw-Hill Companies, Inc.........................      147,877
    1,500  The New York Times Co..................................       64,875
    5,000  Viacom, Inc.--Class B (a)..............................       220,750
                                                                    -----------
                                                                        433,502
                                                                    -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
    3,700  Public Storage, Inc....................................      123,580
    3,900  Vornado Realty Trust...................................      162,240
                                                                    -----------
                                                                        285,820
                                                                    -----------

SECURITY AND COMMODITY BROKERS (0.5%)
    1,700  Lehman Brothers Holdings, Inc..........................      113,560
    1,800  Merrill Lynch & Co., Inc...............................       93,816
    3,130  Morgan Stanley Dean Witter & Co........................      175,092
                                                                    -----------
                                                                        382,468
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
TRANSPORTATION BY AIR (0.2%)
    1,400  Federal Express Corp. (a)..............................     $ 72,632
    2,500  Skywest, Inc...........................................       63,625
                                                                    -----------
                                                                        136,257
                                                                    -----------

TRANSPORTATION EQUIPMENT (1.1%)
    3,100  Ford Motor Co..........................................       48,732
    2,240  General Dynamics Corp..................................      178,394
    2,700  Harley-Davidson, Inc...................................      146,637
    1,500  ITT Corp...............................................       75,750
    1,200  Northrop Grumman Corp..................................      120,972
    2,600  TRW, Inc...............................................       96,304
    2,260  United Technologies Corp...............................      146,064
                                                                    -----------
                                                                        812,853
                                                                    -----------

TRANSPORTATION SERVICES (0.3%)
    3,500  Expeditors International of Washington, Inc............      199,325
                                                                    -----------

WHOLESALE TRADE--DURABLE GOODS (1.2%)
    1,200  Grainger (W.W.), Inc...................................       57,600
   13,180  Johnson & Johnson......................................      778,938
    1,000  Tech Data Corp. (a)....................................       43,280
                                                                    -----------
                                                                        879,818
                                                                    -----------

WHOLESALE TRADE NON--DURABLE GOODS (0.5%)
    2,250  Cardinal Health, Inc...................................      145,485
    2,000  McKesson Corp..........................................       74,800
    4,200  SYSCO Corp.............................................      110,124
                                                                    -----------
                                                                        330,409
                                                                    -----------
           TOTAL COMMON STOCKS (COST $41,316,947).................   38,974,740
                                                                    -----------

PREFERRED STOCKS (0.1%)

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (0.1%)
    7,411  River Holdings Corp., Series B, PIK (c), 11.500% (a)...       65,773
                                                                    -----------
           TOTAL PREFERRED STOCK (COST $500,000)..................       65,773
                                                                    -----------

CORPORATE BONDS (37.7%)

BUILDING CONSTRUCTION, GENERAL CONTRACTORS AND OPERATIVE BUILDERS
$ 250,000  Beazer Homes USA, Inc., 8.875%, due 04/01/2008.........      260,000
                                                                    -----------

BUSINESS SERVICES (0.4%)
  285,000  AOL Time Warner, Inc., 7.625%, due 04/15/2031..........      302,377
                                                                    -----------

CHEMICALS AND ALLIED PRODUCTS (0.4%)
  315,000  Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007      318,938
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==============================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (8.1%)
$ 365,000  AT&T Corp.,  8.000%, due 11/15/2031, (b) Cost--$361,082; Acquired--11/15/2001.......... $   383,336
  225,000  Charter Communications Holdings, LLC, 10.250%,  due 01/15/2010.........................     231,750
  645,000  Clear Channel Communications, Inc., 6.00%, due 11/01/2006..............................     634,785
  800,000  France Telecom,  7.200%, due 03/01/2006, (b) Cost--$840,720; Acquired--08/21/2001......     850,419
  325,000  Nextel Communications, Inc., 9.375%, due 11/15/2009....................................     257,563
  320,000  Quebecor Media, 11.125%, due 07/15/2011 ...............................................     343,200
  230,000  Qwest Capital Funding, 5.875%, due 08/03/2004..........................................     227,811
  320,000  Qwest Capital Communications, 7.750%, due 02/15/2031 ..................................     307,892
  645,000  Shaw Communications, Inc., 7.200%, due 12/15/2011......................................     642,614
  335,000  Sprint Capital Corp., 5.875%, due 05/01/2004...........................................     343,141
  375,000  U.S. West Capital Funding, Inc., 6.875%, due 07/15/2028................................     325,751
  800,000  Vodafone Group, 7.750%, due 02/15/2010.................................................     879,975
  335,000  Worldcom, Inc., 8.000%, due 05/15/2006.................................................     356,929
                                                                                                   -----------
                                                                                                     5,785,166
                                                                                                   -----------

DEPOSITORY INSTITUTIONS (2.4%)
  525,000  Dime Bancorp, Inc., 9.000%, due 12/19/2002.............................................     551,905
  300,000  Sovereign Bancorp, Inc., 10.250%, due 05/15/2004.......................................     319,500
  875,000  Union Planters Bank, National Association, 6.500%, due 03/15/2008......................     848,415
                                                                                                   -----------
                                                                                                     1,719,820
                                                                                                   -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (14.4%)
    60,000 AES Corp., 8.750%, due 12/15/2002......................................................      59,400
   750,000 Allied Waste Industries, Inc., 8.875%, due 04/01/2008 .................................     776,250
   865,000 Calpine Corp.,  8.500%, due 02/15/2011.................................................     787,150
   460,000 Cinergy Corp., 6.25%, due 09/01/2004...................................................     463,167
   300,000 Duke Energy Field Services, 5.750%, due 11/15/2006.....................................     296,099
   812,841 East Coast Power LLC, 6.737%, due 03/31/2006...........................................     822,968
   200,000 Energy East Corp., 5.750%, due 11/15/2006..............................................     192,926
   300,000 Indiana Michigan Power Co., 6.125%, due 12/15/2006.....................................     298,943
   300,000 MCN Investment Corp., 6.350%, due 04/02/2002...........................................     300,599
   300,000 NRG Energy, Inc., 6.750%, due 07/15/2006...............................................     286,436
   525,000 Pacific Corp., 7.700%, due 11/15/2031..................................................     534,668
   425,000  PSEG Energy Holdings, 8.625%, due 02/15/2008..........................................     432,463
   800,000 PSEG Energy Holdings, 9.125%, due 02/10/2004...........................................     841,332
   650,000 Pinnacle Partners, 8.830%, due 8/15/2004, (b) Cost--$650,000; Acquired--08/02/2000.....     626,914
   775,000 Sempra Energy, 6.800%, due 07/01/2004..................................................     801,047
   400,000  Sierra Pacific Power, 8.750%, due 05/15/2005..........................................     422,985
   760,349 Southern Energy, Inc., 9.125%, due 06/30/2017..........................................     680,395
   105,000 Southern Natural Gas, 7.350%, due 02/15/2031...........................................      99,666
   550,000 Tennesse Gas Pipeline, 7.00%, due 10/15/2028...........................................     499,620
   700,000 Texas Utilities Electric Co., 6.375%, due 06/15/2006...................................     705,737
   400,000 Waste Management, Inc., 7.000%, due 05/15/2005.........................................     409,346
                                                                                                   -----------
                                                                                                    10,338,111
                                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

===============================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (0.3%)
$ 175,000  EchoStar Broadband Corp., 10.375%, due 10/01/2007 ...................................................... $   184,187
                                                                                                                     ----------

FOOD AND KINDRED PRODUCTS (0.2%)
  140,000  Smithfield Foods, Inc., 8.000%, due 10/15/2009..........................................................     144,900
                                                                                                                     ----------

HEALTH SERVICES (1.4%)
  825,000  HEALTHSOUTH Corp., 8.500%, due 02/01/2008...............................................................     862,125
  150,000  Matria Healthcare, Inc., 11.000%, due 05/01/2008 .......................................................     156,750
                                                                                                                     ----------
                                                                                                                      1,018,875
                                                                                                                     ----------

HOTELS, OTHER LODGING PLACES (1.0%)
  600,000  Park Place Entertainment, 8.875%, due 09/15/2008........................................................     612,750
  110,000  Vail Resorts, 8.750%, due 05/15/2009, (b) Cost--$104,944; Acquired--11/16/2001..........................     107,250
                                                                                                                     ----------
                                                                                                                        720,000
                                                                                                                     ----------

INSURANCE CARRIERS (1.0%)
  100,000  Delphi Financial Group, Inc. 8.000%, due 10/01/2003.....................................................     103,272
  575,000  Renaissancere Holdings, Ltd., 7.000%, due 07/15/2008....................................................     581,356
                                                                                                                     ----------
                                                                                                                        684,628
                                                                                                                     ----------

LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (0.4%)
  320,000  Georgia-Pacific Group, 8.875%, due 5/15/2031............................................................     314,358
                                                                                                                     ----------

MEASURING, ANALYZING, AND CONTROLLING INSTRUMENTS (0.1%)
   75,000  Raytheon Co., 6.300%, due 03/15/2005....................................................................      77,428
                                                                                                                     ----------

OIL AND GAS EXTRACTION (0.2%)
  625,000  Osprey Trust,  8.310%, due 01/15/2003, (b) Cost--$503,125; Acquired--11/14/2001 (d).....................     128,125
                                                                                                                     ----------

PAPER AND ALLIED PRODUCTS (0.3%)
  175,000  Riverwood International Corp., 10.875%, due 04/01/2008..................................................     178,500
                                                                                                                     ----------

PIPE LINES, EXCEPT NATURAL GAS (0.7%)
  625,000  Dyngey-Roseton Danskamme, 7.670%, due 11/08/2016 .......................................................     506,184
                                                                                                                     ----------

PRIMARY METALS (0.2%)
  110,000  Century Aluminum Co., 11.750%, due 04/15/2008 ..........................................................     114,400
                                                                                                                     ----------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
  400,000  Corporate Property Investors, Inc., 7.000%, due 06/15/2028, (b) Cost--$393,192; Acquired--07/03/2001....     396,069
  200,000  Corporate Property Investors, Inc., 9.000%, due 03/15/2002, (b) Cost--$203,776; Acquired--03/17/1998....     202,083
  240,000  EOP Operating, LP, 8.375%, due 03/15/2006...............................................................     259,091
  157,000  Felcor Lodging LP, 8.500%, due 06/01/2011 ..............................................................     151,505
  250,000  Healthcare Reit, Inc., 7.500%, due 08/15/2007...........................................................     250,469
  255,000  Host Marriot LP, 9.500%, due 01/15/2007, (b) Cost--$255,000; Acquired--12/06/2001.......................     256,594
   75,000  ISTAR Financial, Inc., 8.750%, due 08/15/2008...........................................................      75,145
  300,000  Senior Housing Trust, 8.625%, due 01/15/2012............................................................     304,500
                                                                                                                     ----------
                                                                                                                      1,895,456
                                                                                                                     ----------

REAL ESTATE OPERATORS, AGENTS, MANAGERS (0.4%)
  300,000  Regency Centers, L.P., 7.400%, due 04/01/2004...........................................................     313,215
                                                                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

BALANCED PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

=====================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                   VALUE
---------------------------------------------------------------------------------------------------------------------
TOBACCO PRODUCTS (0.9%)
$ 400,000  R.J. Reynolds Tobacco Holdings, Inc., 7.375%, due 05/15/2003.............................   $   415,312
  225,000  Universal Corp., Series B, 7.500%, due 01/26/2004........................................       240,344
                                                                                                       -----------
                                                                                                           655,656
                                                                                                       -----------

TRANSPORTATION EQUIPMENT (1.1%)
  495,000  Ford Motor Co., 7.450%, due 07/16/2031...................................................       454,788
  330,000  Ford Motor Credit Co., 7.250%, due 10/25/2011............................................       321,685
                                                                                                       -----------
                                                                                                           776,473
                                                                                                       -----------

WHOLESALE TRADE--NON-DURABLE GOODS (0.8%)
  400,000  Bergen Brunswig, 7.375%, due 01/15/2003..................................................       406,000
  190,000  Terra Capital, Inc.,12.875%, due 10/15/2008, (b) Cost--$188,917; Acquired--10/03/2001....       189,050
                                                                                                       -----------
                                                                                                           595,050
                                                                                                       -----------
           TOTAL CORPORATE BONDS (COST $27,299,708).................................................    27,031,847
                                                                                                       -----------

INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) (0.1%)
   50,000  British Telecommunications, plc , 7.875%, due 12/15/2005.................................        53,615
                                                                                                       -----------
           TOTAL INTERNATIONAL/YANKEE (COST $50,977)................................................        53,615
                                                                                                       -----------

MUNICIPAL BONDS (0.6%)
  450,000  Mississippi Development Bank, Special Obligation, Series 1998, 8.500%, due 12/01/2018....       418,468
                                                                                                       -----------
           TOTAL MUNICIPAL BONDS (COST $450,000)....................................................       418,468
                                                                                                       -----------

ASSET-BACKED SECURITIES (0.6%)
  150,000  COMED Transitional Funding Trust, 98-1 A7, 5.740%, due 12/25/2010........................       152,202
  260,647  First Union National Bank Commercial Mortgage, 99-C4 A1, 7.184%, due 12/15/2031..........       276,784
                                                                                                       -----------
           TOTAL ASSET-BACKED SECURITIES (COST $411,820)............................................       428,986
                                                                                                       -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.4%)
  576,745  Federal Home Loan Mortgage Corp., #C01184, 6.500%, due 06/01/2031........................       578,331
  100,000  U.S. Treasury Bond, 4.250%, due 5/31/2003 ...............................................       102,508
2,440,000  U.S. Treasury Bond, 5.000%, due 08/15/2011 ..............................................     2,434,664
  735,000  U.S. Treasury Bond, 5.375%, due 02/15/2031 ..............................................       724,894
                                                                                                       -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $3,866,632)...........................     3,840,397
                                                                                                       -----------
SHORT-TERM INVESTMENTS (0.4%)
  303,000  Nations Treasury Reserve.................................................................       303,000
                                                                                                       -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $303,000).............................................       303,000
                                                                                                       -----------

           TOTAL INVESTMENTS (COST $74,199,084) (99.3%).............................................    71,116,826
                                                                                                       -----------
           Assets, less other liabilities (0.7%)....................................................       518,351
                                                                                                       -----------
           TOTAL NET ASSETS (100.0%)................................................................   $71,635,177
                                                                                                       -----------

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Restricted under Rule 144A of the Securities Act of 1933.
(c) PIK--Payment In Kind.
(d) Security in default.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
HIGH YIELD PORTFOLIO

================================================================================
PORTFOLIO MANAGERS' REVIEW

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

   The Conseco High Yield Portfolio returned 3.17% for the year 2001. This compares to 6.20% for the Merrill Lynch High Yield Master Index and 4.49% for the Merrill Lynch High Yield Master II Index.

WHAT CAUSED THE VARIANCE IN PERFORMANCE BETWEEN THE PORTFOLIO AND ITS BENCHMARK?

   The  high-yield  market was fairly  bifurcated  with regard to performance in
2001. The asset class returned more than 11% away from the wireline telecommunications sector. Unfortunately, wireline telecommunications constituted approximately 10% of the market at the beginning of 2001, so it was difficult for many investors to entirely avoid the 70% erosion of that sector's value.

WHICH PORTFOLIO HOLDINGS ENHANCED THE PORTFOLIO'S PERFORMANCE?

   Overall, the Portfolio performed well relative to its benchmarks in 2001. The primary drivers for this performance were as follows:

   o An underweight in wireline telecommunications, with an emphasis on the higher quality end of the sector;

   o An overweight in the healthcare sector, which was one of the top performing sectors in the high yield market in 2001; and

   o An investment in the distressed bus operator Laidlaw, that returned 100% of its value in 2001.

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

   Although  we  underweighted  wireline  telecommunications,  we did have  some
exposure.   The   deterioration  in  those  names  detracted  from  our  overall performance.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

   Looking forward to 2002 we are optimistic about the potential returns in the high-yield corporate bond market, particularly relative to other asset classes. High-yield, as measured by the Merrill Lynch High Yield Master II Index, now yields 12%, or a 7% spread to comparable U.S. Treasury securities. In addition:

   1.) The U.S. economic recession appears to have bottomed;

   2.) Defaults in the corporate market are peaking around 10-12% and should decline as the year progresses.

   3.) High-yield is trading well outside of its historical spread of 5% over treasuries.

   All signs point to high-yield as a relatively cheap asset class. This is not to say that high-yield might not widen by another 0.5% to 1.0% in spread. However, the potential for further downside is outweighed in our opinion by the potential to earn high income with a higher than average probability of some capital appreciation.



Robert L. Cook, CFA                                R. Anthony Jasinski, Jr., CFA
Vice President                                                    Vice President
Co-Portfolio Manager                                        Co-Portfolio Manager
Conseco Capital Management, Inc.                Conseco Capital Management, Inc.

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE HIGH YIELD PORTFOLIO AND THE MERRILL LYNCH HIGH YIELD INDEX

[Data below represents line chart in printed piece.]

               CST High Yield     Merrill Lynch        Merrill Lynch
Date             Portfolio         High Yield      High Yield Master II(2)
6/13/00          $10000             $10000               $10000
12/31/00          10320              9802                 9649.81
12/31/01          10647              10410                10083.5

-------------------------------------
     Average Annual Total Return
-------------------------------------
    1 Year      Since Inception(1)
-------------------------------------
     3.17%            4.12%
-------------------------------------
(1) The Inception date of this portfolio was June 13, 2000. Past performance is not predictive of future performance. Performance does not include separate account expenses. Performance does not reflect the deduction of taxes that acontractholder would pay on portfolio distributions or the redemption of portfolio shares.
(2) On January 1, 2002 the benchmark for the Conseco Series Trust High Yield Portfolio was changed to the Merrill Lynch High Yield Master II Index from the Merrill Lynch High Yield Index. The Fund actively invests in, and currently holds, discount notes and preferred securities. The benchmark change was made because the Merrill Lynch High Yield Index does not include discount notes nor preferred securities, while the Merrill Lynch High Yield Master II Index includes these securities.
================================================================================

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (79.9%)

AMUSEMENT AND RECREATION SERVICES (4.1%)
$  50,000  Boca Resorts, Inc., 9.875%, due 04/15/2009...............................................................   $    51,750
  100,000  Boyd Gaming Corp., 9.250%, due 10/01/2003................................................................       102,500
  100,000  Premier Parks, Inc., 9.250%, due 04/01/2006..............................................................       101,000
   60,000  Trump Atlantic City Associates, 11.250%, due 05/01/2006 (c)..............................................        38,400
                                                                                                                       -----------
                                                                                                                           293,650
                                                                                                                       -----------

APPAREL AND OTHER FINISHED PRODUCTS (1.8%)
  125,000  Collins and Aikman Products, Inc., 10.750%, due 12/31/2011, (a) Cost--$125,000; Acquired--12/11/2001....        125,938
                                                                                                                       -----------

BUILDING CONSTRUCTION, GENERAL CONTRACTORS AND OPERATIVE BUILDERS (2.3%)
   85,000  D.R. Horton, Inc., 8.375%, due 06/15/2004................................................................        86,700
   75,000  WCI Communities, Inc., 10.625%, due 02/15/2011...........................................................        77,813
                                                                                                                       -----------
                                                                                                                           164,513
                                                                                                                       -----------

BUSINESS SERVICES (2.1%)
   50,000  Advanstar Communications, Inc., Series B, 12.000%, due 02/15/2011........................................        35,750
   75,000  Exodus Communications, Inc., 11.625%, due 07/15/2010 (c).................................................        13,875
  100,000  IPC Acquisition Corp., 11.500%, due 12/15/2009, (a) Cost--$100,000; Acquired--12/14/2001.................       100,500
                                                                                                                       -----------
                                                                                                                           150,125
                                                                                                                       -----------

CABLE AND OTHER PAY TELEVISION STATIONS (0.8%)
  100,000  Insight Communications Co., Inc., STEP (b) 0.000%/12.250%, due 02/15/2011................................        59,500
                                                                                                                       -----------

CHEMICALS AND ALLIED PRODUCTS (5.4%)
   75,000  Amerisource Bergen Corp., 8.125%, due 09/01/2008, (a) Cost--$75,000; Acquired--08/09/2001................        77,250
   25,000  Chattem, Inc., 8.875%, due 04/01/2008....................................................................        24,000
  155,000  Huntsman Corp., 9.500%, due 07/01/2007, (a) Cost--$61,200;
             Acquired--05/24/01 & 06/07/2001 & 11/15/2001 (c) ......................................................        31,000
  100,000  Huntsman Corp. Term Loan, 8.125%, due 06/30/2004 ........................................................        70,000
   30,000  Huntsman Corp., 9.500%, due 07/01/2007, (a) Cost--$10,575; Acquired--08/08/2001 (c)......................         6,000
   50,000  ISP Chemicals, Inc., 10.250%, due 07/01/2011, (a) Cost--$49,234; Acquired--06/20/01......................        52,500
   50,000  Lyondell Chemical Co., 9.500%, due 12/15/2008............................................................        49,750
   50,000  Lyondell Chemical Co., Series B, 9.875%, due 05/01/2007..................................................        50,375
   20,000  Millennium America, Inc., 9.250%, due 06/15/2008.........................................................        20,500
                                                                                                                       -----------
                                                                                                                           381,375
                                                                                                                       -----------

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (9.0%)
  110,000  AT&T Corp., 7.300%, due 11/15/2011, (a) Cost--$109,621; Acquired--11/15/2001.............................       112,923
  100,000  AirGate PCS, Inc., STEP (b) 0.000%/13.500%, due 10/01/2009...............................................        76,500
   30,000  Allegiance Telecom, Inc., STEP (b) 0.000%/11.750%, due 02/15/2008........................................        13,350
   45,000  Allegiance Telecom, Inc., 12.875%, due 05/15/2008........................................................        33,525
   50,000  EchoStar DBS Corp., 9.375%, due 02/01/2009...............................................................        51,750
  250,000  ICG Holdings, Inc., STEP (b) 0.000%/12.500%, due 05/01/2006 (c)..........................................        17,500
   60,000  Liberty Media Group, 8.250%, due 02/01/2030..............................................................        56,903
   75,000  Madison River Capital, LLC, 13.250%, due 03/01/2010......................................................        54,375
   30,000  Nextel Communications, Inc., 9.375%, due 11/15/2009......................................................        23,775
   60,000  Spectrasite Holdings, Step (b) 0.000%, 04/15/2009........................................................        15,900

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
$  75,000  TeleCorp PCS, Inc., STEP (b) 0.000%/11.625, due 04/15/2009...............................................   $    65,625
   40,000  TeleCorp PCS, Inc., 10.625%, due 07/15/2010..............................................................        46,600
   75,000  Triton PCS Holdings, Inc., STEP (b) 0.000%/11.000%, due 05/01/2008.......................................        68,250
                                                                                                                       -----------
                                                                                                                           636,976
                                                                                                                       -----------

DEPOSITORY INSTITUTIONS (1.1%)
   75,000  Sovereign Bancorp, Inc., 10.250%, due 05/15/2004.........................................................        79,875
                                                                                                                       -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (7.6%)
   30,000  AES Corp., 8.750%, due 12/15/2002........................................................................        29,700
   75,000  Allied Waste Industries, Inc., Series B, 7.875%, due 01/01/2009..........................................        73,875
   25,000  Calpine Corp., 4.000%, due 12/26/2006....................................................................        29,031
   95,000  Calpine Corp., 8.500%, due 02/15/2011....................................................................        86,450
   50,000  Calpine Corp., 7.875%, due 04/01/2008....................................................................        45,376
  100,000  CMS Energy Corp., 9.875%, due 10/15/2007.................................................................       106,219
   75,000  Dynergy, Inc., 7.450%, due 07/15/2006....................................................................        66,692
   50,000  Mission Energy Holding Co., 13.500%, due 07/15/2008......................................................        54,750
   50,000  PSEG Energy Holdings, Inc., 8.500%, due 06/15/2011.......................................................        48,993
                                                                                                                       -----------
                                                                                                                           541,086
                                                                                                                       -----------

ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (3.0%)
   50,000  Alamosa Delaware, Inc., 13.625%, due 08/15/2011..........................................................        52,750
   70,000  Alamosa PCS Holdings, Inc., STEP (b) 0.000%/12.875%, due 02/15/2010......................................        43,750
   50,000  Hexcel Corp., 9.750%, due 01/15/2009.....................................................................        28,250
   50,000  Juno Lighting, Inc., 11.875%, due 07/01/2009.............................................................        48,813
   50,000  U.S. Industries, Inc., 7.125%, due 10/15/2003............................................................        40,250
                                                                                                                       -----------
                                                                                                                           213,813
                                                                                                                       -----------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (1.2%)
   50,000  Blount, Inc., 7.000%, due 06/15/2005.....................................................................        41,500
   30,000  Crown Cork & Seal Co., Inc., 8.375%, due 01/15/2005......................................................        14,550
   10,000  Crown Cork & Seal Co., Inc., 7.375%, due 12/15/2026......................................................         4,150
   40,000  Park-Ohio Industries, Inc., 9.250%, due 12/01/2007.......................................................        24,800
                                                                                                                       -----------
                                                                                                                            85,000
                                                                                                                       -----------

FOOD AND KINDRED PRODUCTS (2.2%)
   50,000  Del Monte Foods Co., 9.250%, due 05/15/2011..............................................................        52,500
   35,000  Eagle Family Foods Co., 8.750%, due 01/15/2008...........................................................        24,500
   75,000  Smithfield Foods, Inc., 8.000%, due 10/15/2009, (a) Cost--$75,000; Acquired--10/17/2001 .................        77,625
                                                                                                                       -----------
                                                                                                                           154,625
                                                                                                                       -----------

GENERAL MERCHANDISE STORE (1.3%)
   60,000  Saks, Inc., 7.500%, due 12/01/2010.......................................................................        48,900
   50,000  ShopKo Stores, Inc., 6.500%, due 08/15/2003..............................................................        44,250
                                                                                                                       -----------
                                                                                                                            93,150
                                                                                                                       -----------

HEALTH SERVICES (1.2%)
   20,000  HEALTHSOUTH Corp., 10.750%, due 10/01/2008...............................................................        22,100

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
$  25,000  Hudson Respiratory Care, Inc., 9.125%, due 04/15/2008....................................................   $    17,375
   40,000  Matria Healthcare, Inc., 11.000%, due 05/01/2008.........................................................        41,800
                                                                                                                       -----------
                                                                                                                            81,275
                                                                                                                       -----------

HOTELS, OTHER LODGING PLACES (4.6%)
   75,000  MGM Mirage, Inc., 9.750%, due 06/01/2007.................................................................        78,938
   50,000  Park Place Entertainment Corp., 8.875%, due 09/15/2008...................................................        51,062
  100,000  Sun International Hotels, Inc., 9.000%, due 03/15/2007...................................................        96,750
   50,000  Vail Resorts, Inc., 8.750%, due 05/15/2009...............................................................        48,750
   50,000  Vail Resorts, Inc., 8.750%, due 05/15/2009, (a) Cost--$47,702; Acquired--11/16/2001......................        48,750
                                                                                                                       -----------
                                                                                                                           324,250
                                                                                                                       -----------

INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTER EQUIPMENT (1.1%)
  100,000  Solectron Corp., 0.000%, due 05/08/2020 (d)..............................................................        53,500
   40,000  Unova, Inc., 6.875%, due 03/15/2005......................................................................        21,800
                                                                                                                       -----------
                                                                                                                            75,300
                                                                                                                       -----------

LEATHER AND LEATHER PRODUCTS (1.0%)
  100,000  Samsonite Corp., 10.750%, due 06/15/2008.................................................................        70,250
                                                                                                                       -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (2.9%)
   50,000  Fisher Scientific International, Inc., 9.000%, due 02/01/2008............................................        51,500
   50,000  Hanger Orthopedic Group, 11.250%, due 06/15/2009.........................................................        46,500
  110,000  Universal Hospital Services, Inc., 10.250%, due 03/01/2008...............................................       107,800
                                                                                                                       -----------
                                                                                                                           205,800
                                                                                                                       -----------

METAL MINING (1.3%)
   50,000  Golden Northwest Aluminum, Inc., 12.000%, due 12/15/2006.................................................        30,250
   60,000  Great Central Mining, Inc., 8.875%, due 04/01/2008.......................................................        59,400
                                                                                                                       -----------
                                                                                                                            89,650
                                                                                                                       -----------

MOTION PICTURES (0.7%)
   50,000  Cinemark USA, Inc., Series B, 9.625%, due 08/01/2008.....................................................        48,500
                                                                                                                       -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (0.9%)
   50,000  Fairfax Financial Holdings, 6.875%, due 04/15/2008.......................................................        35,445
   55,000  Fairfax Financial Holdings, 7.375%, due 04/15/2008.......................................................        31,303
                                                                                                                       -----------
                                                                                                                            66,748
                                                                                                                       -----------

OIL AND GAS EXTRACTION (1.4%)
  100,000  Pogo Producing Co., Series B, 8.250%, due 04/15/2011.....................................................       102,000
                                                                                                                       -----------

PAPER AND ALLIED PRODUCTS (2.9%)
  100,000  American Tissue, Inc., Series B, 12.500%, due 07/15/2006 (c).............................................        30,000
   60,000  Platex Products, Inc., 9.3750%, due 06/01/2011...........................................................        63,600
  110,000  Riverwood International Corp., 10.875%, due 04/01/2008...................................................       112,200
                                                                                                                       -----------
                                                                                                                           205,800
                                                                                                                       -----------

PERSONAL SERVICES (2.8%)
   50,000  Cendant Corp., 7.750%, due 12/01/2003....................................................................        50,862
  105,000  Res-Care, Inc., 10.625%, due 11/15/2008, (a) Cost--$105,000; Acquired--11/09/2001........................       105,000

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
$  50,000  Service Corp. International, 6.000%, due 12/15/2005......................................................   $    43,750
                                                                                                                       -----------
                                                                                                                           199,612
                                                                                                                       -----------

PHONE COMMUNICATIONS, EXCEPT RADIO TELEPHONE (0.1%)
   50,000  XO Communications, 10.750%, due 11/15/2008 (c)...........................................................         6,250
                                                                                                                       -----------

PIPE LINES - NATURAL GAS AND PETROLEUM (0.2%)
   65,000  Osprey Trust, 8.310%, due 01/15/2003, (a) Cost--$15,900; Acquired--11/21/2001 & 11/28/2001 (c)...........        13,325
                                                                                                                       -----------

PRIMARY METAL INDUSTRIES (4.2%)
   35,000  Century Aluminum Co., 11.750%, due 04/15/2008............................................................        36,400
   50,000  Grupo Diversified Minerals - Mexico, 8.250%, due 04/01/2008..............................................        29,625
  125,000  Host Marriottt, LP, 9.500%, due 01/15/2007, (a) Cost--$125,000; Acquisition--12/06/2001..................       125,781
   40,000  Kaiser Aluminum Corp., 12.750%, due 02/01/2003...........................................................        29,400
   75,000  NS Group, Inc., 13.500%, due 07/15/2003..................................................................        77,250
                                                                                                                       -----------
                                                                                                                           298,456
                                                                                                                       -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) (4.5%)
   50,000  Felcor Lodging LP, 7.375%, due 10/01/2004................................................................        49,750
   25,000  Felcor Lodging LP, 8.500%, due 06/01/2011................................................................        24,125
   75,000  ISTAR Financial, Inc., 8.750%, due 08/15/2008............................................................        75,145
   25,000  JDN Realty Corp., 6.800%, due 04/01/2004.................................................................        23,228
   50,000  JDN Realty Corp., 6.950%, due 08/01/2007.................................................................        43,325
  100,000  Senior Housing Trust, 8.625%, 01/15/2012.................................................................       101,500
                                                                                                                       -----------
                                                                                                                           317,073
                                                                                                                       -----------

REAL ESTATE OPERATOR, AGENTS, MANAGERS (1.0%)
   65,000  Stewart Enterprises, Inc., 10.750%, due 07/01/2008.......................................................        71,175
                                                                                                                       -----------

STONE, CLAY, GLASS, AND CONCRETE PRODUCTS (1.0%)
   70,000  Owens-Illinois, Inc., 7.850%, due 05/15/2004.............................................................        68,250
                                                                                                                       -----------

TRANSPORTATION BY AIR (0.6%)
   50,000  Amtran, Inc., 10.500%, due 08/01/2004....................................................................        42,000
                                                                                                                       -----------

TRANSPORTATION BY WATER (1.1%)
   50,000  Royal Caribbean Cruises, Inc., 8.125%, due 07/28/2004....................................................        41,903
   50,000  Royal Caribbean Cruises, Inc., 8.750%, due 02/02/2011....................................................        38,961
                                                                                                                       -----------
                                                                                                                            80,864
                                                                                                                       -----------

WHOLESALE TRADE--DURABLE GOODS (0.9%)
   85,000  Remington Product Co., LLC, 11.000%, due 05/15/2006......................................................        65,450
                                                                                                                       -----------

WHOLESALE TRADE--NON-DURABLE GOODS (3.6%)
   65,000  William Carter, 10.875%, due 08/15/2011, (a) Cost--$64,514; Acquired--08/08/2001.........................        69,875
  100,000  Dimon, Inc., 9.625%, due 10/15/2011, (a) Cost--$100,000; Acquired--10/25/2001............................       104,000
   35,000  Terra Capital, Inc.,12.875%, due 10/15/2008, (a) Cost--$34,803; Acquired--10/03/2001.....................        34,825
   60,000  Terra Industries, Inc., Series B, 10.500%, due 06/15/2005................................................        47,400
                                                                                                                       -----------
                                                                                                                           256,100
                                                                                                                       -----------
           TOTAL CORPORATE BONDS (COST $5,721,461)..................................................................     5,667,754
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

HIGH YIELD PORTFOLIO

Schedule of Investments

DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) (5.5%)

$  30,000  Alliance Atlantis Communications, Inc., 13.000%, due 12/15/2009..........................................   $    32,550
   80,000  CanWest Media, Inc., 10.625%, due 05/15/2001.............................................................        85,500
   50,000  Charter Communications, Inc., 11.125%, due 01/15/2011....................................................        53,250
   25,000  Crown Cork & Seal Co., Inc., 6.750%, due 12/15/2003......................................................        13,875
  140,000  Global Crossing Ltd., 9.125%, due 11/15/2006 (c).........................................................        16,800
   35,000  Global Crossing Ltd., 8.700%, due 08/01/2007 (c).........................................................         3,325
   50,000  Murrin Murrin Holdings Property, 9.375%, due 08/31/2007..................................................        36,750
   90,000  Quebecor Medica, Inc., 11.125%, due 07/15/2011...........................................................        96,525
   50,000  Station Casinos, Inc., 8.375%, due 02/15/2008............................................................        51,000
                                                                                                                       -----------
           TOTAL INTERNATIONAL/YANKEE (COST $468,973)...............................................................       389,575
                                                                                                                       -----------

PREFERRED STOCKS (5.6%)

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE  (5.6)%
    1,437  Crown Castle International Corp..........................................................................       100,621
    1,034  Intermedia Communications, Inc., Series B, 13.500%.......................................................       107,768
    1,552  Nextel Communications, Inc., Series D, PIK (b), 13.000%..................................................        91,955
    1,145  Rural Cellular Corp., Series B, PIK (b), 11.375%.........................................................        97,605
                                                                                                                       -----------
                                                                                                                           397,949
                                                                                                                       -----------
           TOTAL PREFERRED STOCK (COST $434,217)....................................................................       397,949
                                                                                                                       -----------

SHORT-TERM INVESTMENTS  (7.2%)
  512,000  Nations Treasury Reserve.................................................................................       512,000
                                                                                                                       -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $512,000) ............................................................       512,000
                                                                                                                       -----------

           TOTAL INVESTMENTS (COST $7,136,651) (98.2%)..............................................................     6,967,278
                                                                                                                       -----------
           Other assets, less liabilities (1.8%)....................................................................       124,127
           TOTAL NET ASSETS (100.0%)................................................................................    $7,091,405
                                                                                                                       -----------


--------------------------------------------------------------------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) PIK--Payment In Kind.
    STEP--Bonds where the coupon increases or steps up at a predetermined rate.
(c) Security in default.
(d) Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
FIXED INCOME PORTFOLIO

================================================================================
PORTFOLIO MANAGERS' REVIEW

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

   The Fixed Income Portfolio returned 8.84% in 2001, relative to the LBA Index return of 8.42%.

WHAT CAUSED THE VARIANCE IN PERFORMANCE BETWEEN THE PORTFOLIO AND ITS BENCHMARK?

   The major contributors to the Portfolio's  outperformance  came from the bank
and  finance   sectors,   which   outperformed  the  LBA  by  3.51%  and  2.44%,
respectively.

WHICH PORTFOLIO HOLDINGS MOST ENHANCED THE PORTFOLIO'S PERFORMANCE?

   In 2001, the Portfolio had positions within bank and finance sectors with helped boost the performance of the portfolio. These positions included Household Finance, Post Apartment Homes, Dresdner Bank and Credit Suisse First Boston.

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

   The largest negative impact came from the Enron debacle and the subsequent fallout that rippled through the natural gas and natural gas pipeline sectors. These sectors underperformed the LBA Index by 8.56% and 10.73%, respectively. Specific securities that were impacted include Dynegy and Mirant.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

   We expect the landscape for bond investors will be more manageable than prior years as new issue volume subsides, the pace of ratings downgrades declines and an economic recovery takes hold. During the past year, 10% of the par value of the Lehman Brothers Credit Index that started 2001 as A-rated was down-graded to BBB or lower. Similarly, 7.5% of the par value that started 2001 as BBB-rated was down-graded to BB or lower. Credit deterioration was again the biggest issue bond managers faced during the year. The number of downgrades has exceeded the number of upgrades each of the past four years as companies have levered their balance sheets and pursued aggressive expansion plans. However, we are encouraged that the pace of downgrades seems to be slowing and corporations are de-leveraging and postponing capital expenditure plans.

   During the next year, like last year, we will likely experience sustained low levels of interest rates. We expect the Fed will stop lowering interest rates in 2002 and monetary policy will shift from an easing to neutral stance as the employment picture stabilizes. Ultimately, policy will shift to a tightening, however, we don't expect to see that until later in 2002. Inevitably, this will result in a flattening in the yield curve as short-term interest rates rise. Increased Treasury borrowing needs will put additional pressure on interest rates. Refinancing opportunities for the corporate sector will dwindle resulting in lower investment grade issuance. We expect the spread sectors including asset-backed securities, mortgage-backed securities and corporate bonds to outperform the general market should spreads tighten during the first half of 2002.



Gregory J. Hahn, CFA                                          Michael D. Richman
Senior Vice President                                   Assistant Vice President
Chief Investment Officer                                    Co-Portfolio Manager
Co-Portfolio Manager                            Conseco Capital Management, Inc.
Conseco Capital Management, Inc.

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

[Data below represents line chart in printed piece.]

                           Fixed Income             Lehman Brothers
              Date          Portfolio          Government/Corporate Index
           01-May-93       $10,000.00                 $10,000.00
           31-Dec-93        10,598.87                  10,530.35
           31-Dec-94        10,314.03                  10,161.71
           31-Dec-95        12,195.94                  12,117.92
           31-Dec-96        12,802.12                  12,467.57
           31-Dec-97        14,072.04                  13,683.59
           31-Dec-98        14,940.82                  14,978.80
           31-Dec-99        14,882.80                  14,656.48
           29-Dec-00        16,351.16                  16,391.57
           31-Dec-01        17,796.37                  17,785.70

--------------------------------------------
         Average Annual Total Return
--------------------------------------------
    1 Year    5 Years    Since Inception(1)
--------------------------------------------
    8.84%       6.81%          6.88%
--------------------------------------------
(1) The inception date of this Portfolio was May 1, 1993. Past performance is not predictive of future performance. Performance does not include separate account expenses. Performance does not reflect the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (58.2%)

BUSINESS SERVICES (0.3%)
$ 155,000    AOL Time Warner Inc., 7.625%, due 04/15/2031...........................................................   $   164,451
                                                                                                                       -----------

CHEMICALS AND ALLIED PRODUCTS (0.4%)
  100,000    Airgas, Inc., 9.125%, due 10/01/2011...................................................................       106,000
  150,000    Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007................................................       151,875
                                                                                                                       -----------
                                                                                                                           257,875
                                                                                                                       -----------

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (9.6%)
   320,000 Airtouch Communications Inc., 6.650%, due 05/01/2008.....................................................       331,457
   305,000 AT&T Corp., 8.000%, 11/15/2031, (a) Cost--$301,726; Acquired--11/15/2001.................................       320,322
   265,000 AT&T Wireless Services Inc., 7.875%, due 03/01/2011......................................................       283,753
   345,000 AT&T Wireless Services Inc., 8.750%, due 03/01/2031......................................................       392,137
   275,000 Chancellor Media CCU, 8.000%, due 11/01/2008.............................................................       286,687
   200,000 Charter Communications Holdings, LLC, 10.750%, due 10/01/2009............................................       212,000
   165,000 Clear Channel Communications, Inc., 6.000%, due 11/01/2006...............................................       162,387
   125,000 Crown Castle International Corp., 9.375%, due 08/01/2011.................................................       115,312
   450,000 France Telecom SA, 7.200%, due 03/01/2006, (a) Cost--$472,905; Acquired--08/21/2001......................       478,361
   125,000 Insight Midwest LLP, 10.500%, due 11/01/2010.............................................................       135,625
   125,000 Nextel Communications, Inc., 9.375%, due 11/15/2009......................................................        99,062
   285,000 Qwest Capital Funding Inc., 7.750%, due 02/15/2031.......................................................       274,216
   195,000 Qwest Capital Funding Inc., 5.875%, due 08/03/2004.......................................................       193,144
   575,000 Shaw Communications Inc., 7.200%, due 12/15/2011.........................................................       572,873
   275,000 Sprint Capital Corp., 6.000%, due 01/15/2007.............................................................       273,335
   300,000 TeleCorp PCS, Inc., 10.625%, due 07/15/2010..............................................................       349,500
   175,000 U.S. West Capital Funding, 6.875%, due 07/15/2028........................................................       152,017
   800,000 Vodafone Group PLC, 7.750%, due 02/15/2010...............................................................       879,975
   280,000 WorldCom, Inc., 8.000%, due 05/15/2006...................................................................       298,328
                                                                                                                       -----------
                                                                                                                         5,810,491
                                                                                                                       -----------

DEPARTMENT STORES (0.1%)
   100,000 Saks Incorporated, 7.500%, due 12/01/2010................................................................        81,500
                                                                                                                       -----------

DEPOSITORY INSTITUTIONS (7.0%)
   630,000 Bank of Hawaii, 6.875%, due 06/01/2003...................................................................       653,187
   425,000 Credit Suisse First Boston USA Inc., 5.875%, due 08/01/2006..............................................       432,769
   275,000 Dime Bancorp, Inc., 9.000%, due 12/19/2002...............................................................       289,093
   200,000 Petroleos Mexicanos, 6.500%, due 02/01/2005, (a) Cost--$199,410; Acquired--08/15/2001....................       204,500
   270,000 Popular North America Inc., 6.125%, due 10/15/2006.......................................................       265,816
   750,000 St. Paul Bancorp, Inc., 7.125%, due 02/15/2004...........................................................       794,451
   250,000 Sovereign Bancorp, Inc., 10.250%, due 05/15/2004.........................................................       266,250
   500,000 Union Planters Bank, National Association, 6.500%, due 03/15/2008........................................       484,809
   260,000 Union Planters Corporation, 7.750%, due 03/01/2011.......................................................       277,346
   305,000 Wachovia Corporation, 4.950%, due 11/01/2006.............................................................       299,779
   300,000 Zions Bancorp., 6.950%, due 05/15/2011...................................................................       305,162
                                                                                                                       -----------
                                                                                                                         4,273,162
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (20.9%)
$ 600,000  AES Eastern Energy, 9.000%, due 01/02/2017...............................................................   $   592,737
   60,000  AES Corp., 8.750%, due 12/15/2002........................................................................        59,400
  375,000  Allegheny Energy Supply, 7.800%, due 03/15/2011, (a) Cost--$374,288; Acquired--03/09/2001................       362,573
  225,000  Allied Waste North America, 8.875%, due 04/01/2008.......................................................       232,875
  200,000  Amerenergy Generating, Series C, 7.750%, due 11/01/2005..................................................       212,116
  185,000  Baltimore Gas and Electric Company, 5.250%, due 12/15/2006 (a) Cost--$184,193; Acquired--12/04/2001......       181,373
  550,000  Calpine Corp., 8.500%, due 02/15/2011....................................................................       500,500
  100,000  Cilcorp Inc., 8.700%, due 10/15/2009.....................................................................        99,705
  335,000  Cinergy Corp., 6.250%, due 09/01/2004....................................................................       337,306
  265,000  CMS Energy Corp., 8.500%, due 04/15/2011.................................................................       265,245
  150,000  Detroit Edison Company, 5.050%, due 10/01/2005...........................................................       148,649
  265,000  Duke Energy Field Services, 5.750%, due 11/15/2006.......................................................       261,554
  272,344  East Coast Power LLC, 6.737%, due 03/31/2008.............................................................       275,737
  165,000  Energy East Corporation, 5.750%, due 11/15/2006..........................................................       159,164
  620,000  FirstEnergy Corp., Series C, 7.375%, due 11/15/2031......................................................       607,089
  225,000  Illinova Corporation, 7.125%, due 02/01/2004.............................................................       229,097
  260,000  Indiana Michigan Power Company, Series C, 6.125%, due 12/15/2006.........................................       259,084
  225,000  Kinder Morgan, Inc., 8.350%, due 09/15/2022..............................................................       235,862
  225,000  Kansas City Power & Light, 7.125%, due 12/15/2005........................................................       234,271
  350,000  MCN Investment Corp., 6.350%, due 04/02/2002.............................................................       350,698
  313,085  Mirant Mid-Atlantic LLC, Series B, 9.125%, due 06/30/2017................................................       280,163
  225,000  Monongahela Power Company, 5.000%, due 10/01/2006........................................................       221,237
  450,000  Niagara Mohawk Power Co., Series G, 7.750%, due 10/01/2008...............................................       481,839
  270,000  Niagara Mohawk Power Co., 5.375%, due 10/01/2004.........................................................       271,343
  575,000  NRG Energy, Inc., 8.000%, due 11/01/2003.................................................................       591,774
  475,000  PacifiCorp, 7.700%, 11/15/2031...........................................................................       483,747
  400,000  Pinnacle West Capital Corp., 6.400%, due 04/01/2006......................................................       402,338
  100,000  Pinnacle Partners, 8.830%, due 08/15/2004, (a) Cost--$100,000; Acquired--08/02/2000......................        96,448
  290,000  Progress Energy, Inc., 5.850%, due 10/30/2008............................................................       284,018
1,000,000  PSEG Energy Holdings, 9.125%, due 02/10/2004.............................................................     1,051,665
  100,000  PSEG Energy Holdings, 8.625%, due 02/15/2008.............................................................       101,756
  245,000  PSI Energy, Inc., 6.650%, due 06/15/2006.................................................................       243,450
  375,000  Sempra Energy, 6.950%, due 12/01/2005....................................................................       384,179
  225,000  Sierra Pacific Resources, 8.750%, due 05/15/2005.........................................................       237,929
   70,000  Southern Natural Gas Company, 7.350%, due 02/15/2031.....................................................        66,444
  315,000  Southwestern Public Service Company, Series B, 5.125%, due 11/01/2006....................................       310,032
  490,000  Tennessee Gas Pipeline, 7.000%, due 10/15/2028...........................................................       445,116
  600,000  TXU Corp., Series J, 6.375%, due 06/15/2006..............................................................       604,917
  200,000  Waste Management, Inc., 7.125%, due 10/01/2007...........................................................       204,475
  280,000  Williams Companies, Inc., 6.750%, due 01/15/2006.........................................................       283,445
                                                                                                                       -----------
                                                                                                                        12,651,350
                                                                                                                       -----------

ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (0.2%)
100,000    EchoStar Broadband Corp., 10.375%, due 10/01/2007........................................................       105,250
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.
40

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
GLASS CONTAINERS (0.2%)
$ 150,000  Owens-Illionis, Inc., 7.850%, due 05/15/2004.............................................................   $   146,250
                                                                                                                       -----------

GROCERY STORES (0.4%)
  225,000  Albertson's Inc., 7.250%, 05/01/2013.....................................................................       237,492
                                                                                                                       -----------

HEALTH SERVICES (0.5%)
  125,000  HEALTHSOUTH Corp., 8.500%, due 02/01/2008................................................................       130,625
  150,000  Matria Healthcare, Inc., Series B, 11.000%, 05/01/2008...................................................       156,750
                                                                                                                       -----------
                                                                                                                           287,375
                                                                                                                       -----------

HOTELS, OTHER LODGING PLACES (0.4%)
  175,000  Park Place Entertainment, 8.875%, due 09/15/2008.........................................................       178,719
   90,000  Vail Resorts, Inc., 8.750%, due 05/15/2009, (a) Cost--$85,864; Acquired--11/16/2001......................        87,750
                                                                                                                       -----------
                                                                                                                           266,469
                                                                                                                       -----------

INSURANCE CARRIERS (2.1%)
  150,000  Delphi Financial Group, Inc., 8.000%, due 10/01/2003.....................................................       154,907
  255,000  Florida Windstrorm, Series MBIA, 6.850%, due 08/25/2007..................................................       267,682
  505,000  Protective Life US Funding Trust, 5.875%, due 08/15/2006, (a) Cost--$506,429;
             Acquired--08/06/2001 & 08/28/2001                                                                             513,272
  325,000  RenaissanceRe Holdings Ltd., 7.000%, due 07/15/2008......................................................       328,593
                                                                                                                       -----------
                                                                                                                         1,264,454
                                                                                                                       -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (2.1%)
  250,000  Guidant Corporation, 6.150%, due 02/15/2006..............................................................       253,006
  375,000  Raytheon Co., 7.900%, due 03/01/2003.....................................................................       390,041
  300,000  Raytheon Co., 6.300%, due 03/15/2005.....................................................................       309,714
  300,000  Universal Hospital Services, 10.250%, due 03/01/2008.....................................................       294,000
                                                                                                                       -----------
                                                                                                                         1,246,761
                                                                                                                       -----------

MEAT PACKING PLANTS (0.2%)
  130,000  Smithfield Foods, Inc., 8.000%, due 10/15/2009, (a) Cost--$130,000; Acquired--10/17/2001.................       134,550
                                                                                                                       -----------

METAL MINING (0.2%)
  125,000  Murrin Murrin Holdings, 9.375%, due 08/31/2007...........................................................        91,875
                                                                                                                       -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (0.7%)
  245,000  Fairfax Financial Holdings Limited, 7.375%, due 04/15/2018...............................................       139,440
  310,000  Gemstone Investors Ltd., 7.710%, due 10/31/2004, (a) Cost--$310,000; Acquired--10/25/2001................       301,519
                                                                                                                       -----------
                                                                                                                           440,959
                                                                                                                       -----------

NON-DURABLE GOODS--WHOLESALE (0.5%)
  225,000  Bergen Brunswig Corporation, 7.375%, due 01/15/2003......................................................       228,375
   80,000  Terra Capital Inc., 12.875%, due 10/15/2008, (a) Cost--$79,549; Acquired--10/03/2001.....................        79,600
                                                                                                                       -----------
                                                                                                                           307,975
                                                                                                                       -----------

OIL AND GAS EXTRACTION (0.4%)
  250,000  Pride Petroleum Services, Inc., 9.375%, due 05/01/2007...................................................       264,375
                                                                                                                       -----------

PAPER AND ALLIED PRODUCTS (1.6%)
  225,000  Georgia-Pacific Corp., 7.500%, due 05/15/2006............................................................       224,040
  280,000  Georgia-Pacific Corp., 8.875%, due 05/15/2031............................................................       275,064
  250,000  Polatch Corp., 6.250%, due 03/15/2002....................................................................       251,272
  240,000  Riverwood International, 10.875%, due 04/01/2008.........................................................       244,800
                                                                                                                       -----------
                                                                                                                           995,176
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
PERSONAL SERVICES (0.5%)
$ 300,000  Service Corp. International, 6.000%, due 12/15/2005......................................................   $   262,500
   35,000  Stewart Enterprises, 10.750%, due 07/01/2008.............................................................        38,325
                                                                                                                       -----------
                                                                                                                           300,825
                                                                                                                       -----------

PETROLEUM REFINING AND RELATED INDUSTRIES (0.1%)
   50,000  Norsk Hydro ASA, 8.400%, due 07/15/2004..................................................................        53,444
                                                                                                                       -----------

PIPE LINES, EXCEPT NATURAL GAS (1.2%)
  900,000  Dynergy-Roseton Danskamme, 7.670%, due 11/08/2016........................................................       728,906
                                                                                                                       -----------

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES (0.4%)
  200,000  Quebecor Media, Inc., 11.125%, due 07/15/2011............................................................       214,500
                                                                                                                       -----------

RAILROAD TRANSPORTATION (0.4%)
  265,000  CSX Corporation, 6.750%, due 03/15/2011..................................................................       269,674
                                                                                                                       -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) (4.2%)
  200,000  Corporate Property Investors, Inc., 9.000%, due 03/15/2002, (a) Cost--$206,381; Acquired--03/17/1998.....       202,083
  225,000  EOP Operating Limited Partnership, 8.375%, due 03/15/2006................................................       242,898
  113,000  Felcor Lodging, L.P., 8.500%, due 06/01/2011.............................................................       109,045
  200,000  Health Care REIT, Inc., 7.500%, due 08/15/2007...........................................................       200,375
  225,000  Host Marriott LP, 9.500%, due 01/15/2007, (a) Cost--$225,000; Acquired--12/06/2001.......................       226,406
  100,000  iStar Financial Inc., 8.750%, due 08/15/2008.............................................................       100,193
  170,000  JDN Realty Corporation, 6.800%, due 04/01/2004...........................................................       157,952
  250,000  Liberty Property, 6.970%, due 12/11/2003.................................................................       262,745
  320,000  Mack-Cali Realty L.P., 7.000%, due 03/15/2004............................................................       333,437
  300,000  Post Apartment Homes, 6.850%, due 03/16/2005.............................................................       306,834
  165,000  Reckson Operating Partnership, 7.400%, due 03/15/2004....................................................       173,017
  245,000  Senior Housing Properties Trust, 8.625%, due 01/15/2012..................................................       248,675
                                                                                                                       -----------
                                                                                                                         2,563,660
                                                                                                                       -----------

RESIDENTIAL CARE (0.2%)
  150,000  Res-Care, Inc., 10.625%, due 11/15/2008, (a) Cost--$150,000; Acquired--11/09/2001........................       150,000
                                                                                                                       -----------

SECURITY BROKERS & DEALERS (0.3%)
  150,000  Lehman Brothers Inc., 7.375%, due 01/15/2007.............................................................       159,098
                                                                                                                       -----------

TEXTILE MILL PRODUCTS (0.2%)
  135,000  The William Carter Company, 10.875%, due 08/15/2011, (a) Cost--$133,992; Acquired--08/08/2001............       145,125
                                                                                                                       -----------

TOBACCO PRODUCTS (1.3%)
  310,000  DIMON Incorporated, 9.625%, due 10/15/2011, (a) Cost--$318,138; Acquired--10/25/2001 & 11/15/2001........       322,400
  250,000  R.J. Reynolds Tobacco Holdings, Inc., 7.375%, due 05/15/2003.............................................       259,570
  175,000  Universal Corp., 7.500%, due 01/26/2004..................................................................       186,934
                                                                                                                       -----------
                                                                                                                           768,904
                                                                                                                       -----------

TRANSPORTATION BY AIR (0.2%)
  139,321  Delta Air Lines, Inc., 8.540%, due 01/02/2007............................................................       120,751
                                                                                                                       -----------

TRANSPORTATION EQUIPMENT (1.4%)
   55,000  Dana Corporation, 9.000%, due 08/15/2011, (a) Cost--$55,000; Acquired--08/01/2001........................        51,217
  125,000  Dana Credit Corporation, 8.375%, due 08/15/2007, (a) Cost--$120,313; Acquired--09/05/2001................       115,931

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
$ 420,000  Ford Motor Company, 7.450%, due 07/16/2031...............................................................   $   385,880
  280,000  Ford Motor Credit Company, 7.250%, due 10/25/2011........................................................       272,945
                                                                                                                       -----------
                                                                                                                           825,973
                                                                                                                       -----------

           TOTAL CORPORATE BONDS (COST $35,127,997).................................................................    35,328,650
                                                                                                                       -----------

INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) (1.4%)
  500,000  PanAmerican Beverage, Inc., 8.125%, due 04/01/2003 ......................................................       512,307
  300,000  West Fraser Mill, 7.250%, due 09/15/2002, (a) Cost--$297,753; Acquired--09/26/1995.......................       307,040
                                                                                                                       -----------
           TOTAL INTERNATIONAL/YANKEE (COST $796,753)...............................................................       819,347
                                                                                                                       -----------

MUNICIPAL BONDS (3.1%)
  225,000  All Saints Health System, Revenue, 9.000%, due 08/15/2024................................................       243,061
  290,000  Atlanta & Fulton County, Georgia, Revenue, 7.000%, due 12/01/2028........................................       296,676
  200,000  Azusa Pacific University California, Revenue, 7.250%, due 04/01/2009.....................................       211,480
  160,000  Decatur Texas Housing Authority, Housing Revenue, 7.750%, due 09/01/2009.................................       154,184
  152,000  Fort Worth Texas, Higher Education, Finance Corp., Revenue, 7.500%, due 10/01/2006.......................       154,072
  505,000  North Carolina Eastern Municipal Power Agency Revenue, 7.050%, due 01/01/2007............................       521,438
  270,000  Reeves County Texas Certificate of Participation, 7.250%, due 06/01/2011.................................       272,722
                                                                                                                       -----------
           TOTAL MUNICIPAL BONDS (COST $1,811,618)..................................................................     1,853,633
                                                                                                                       -----------

ASSET BACKED SECURITIES (5.9%)
  157,197  Bear Stearns Commercial Mortgage Securities, Inc., 99-C1 A1, 5.910%, due 05/14/2008......................       161,311
  230,000  Centex Home Equity, 2001-A A6, 6.250%, due 04/25/2031....................................................       232,308
  500,000  Centex Home Equity, 2001-C A4, 5.390%, due 02/25/2030....................................................       488,255
  500,000  Chase Funding Mortgage Loan, 99-2 IA2, 6.860%, due 12/26/2024............................................       514,728
  225,000  Chase Funding Mortgage Loan, 2001-3 1A4, 5.602%, due 05/25/2027..........................................       222,630
  100,000  COMED Transitional Funding Trust, 98-1 A7, 5.740%, due 12/25/2010........................................       101,468
  500,000  Contimortgage Home Equity Loan Trust, 98-2 A7, 6.570%, due 03/15/2023....................................       514,678
   41,056  First Union Chase Commercial Mortgage, 99-C2 A1, 6.363%, due 06/15/2008..................................        42,696
  200,000  First Union Lehman Brothers Commercial Mortgage Trust, 97-C2 A2, 6.600%, due 05/18/2007..................       209,562
  312,946  GMAC Commercial Mortgage Securities, Inc., 99-C1 A1, 5.830%, due 05/15/2033..............................       320,347
  238,828  Nationslink Funding Corp., 98-2 A1, 6.001%, due 08/20/2030...............................................       245,693
  300,000  Residential Asset Mortgage Products, Inc., 2001-RZ4 A4, 5.200%, due 03/25/2030...........................       284,438
  225,000  Residential Asset Securities Corporation, 2001-KS3 AI3, 5.180%, due 08/25/2027...........................       226,357
                                                                                                                       -----------
           TOTAL ASSET BACKED SECURITIES (COST $3,529,812)..........................................................     3,564,471
                                                                                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (5.2%)
  273,230  Bank of America Mortgage Securities, 01-7A1, 6.750%, due 07/25/2031......................................       279,254
  466,707  Bank of America Mortgage Securities, 01-81A1, 6.750%, due 08/25/2031.....................................       480,571
  129,093  Countrywide Home Loans, 2001-11 A2, 6.500%, due 07/25/2031...............................................       130,311
  596,559  Fannie Mae, 2001-68 A, 6.000%, due 07/25/2029............................................................       597,233
  213,069  Paine Webber Mortgage Acceptance Corp., 99-4 2B1, 6.317%, due 01/28/2009.................................       219,146
  133,911  PNC Mortgage Securities Corp., 6.250%, due 02/25/2029....................................................       136,554
  495,000  Residential Asset Mortgage Products, Inc., 2001-RZ3 A4, 6.130%, due 03/25/2030...........................       497,754
  450,000  Vende Mortgage Trust, 01-2 D, 6.750%, due 09/15/2019.....................................................       474,059
  352,755  Wells Fargo Mortgage Backed Securities Trust, 2001-17 A8, 6.750%, due 08/25/2031.........................       360,330
                                                                                                                       -----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $3,117,543)..............................................     3,175,212
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FIXED INCOME PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.1%)
$   89,103 Federal Home Loan Mortgage Corp., #G00479, 9.000%, due 04/01/2025........................................   $    96,731
   301,915 Federal Home Loan Mortgage Corp., #G00943, 6.000%, due 07/01/2028........................................       297,754
    24,501 Federal Home Loan Mortgage Corp., #C00712, 6.500%, due 02/01/2029........................................        24,650
 3,431,640 Federal Home Loan Mortgage Corp., #50964, 6.500%, due 05/01/2031.........................................     3,441,077
   481,435 Federal Home Loan Mortgage Corp., #C52729, 6.500%, due 06/01/2031........................................       482,759
    95,881 Federal Home Loan Mortgage Corp., #C53685, 6.500%, due 07/01/2031........................................        96,145
 1,498,645 Federal Home Loan Mortgage Corp., #C60697, 6.000%, due 11/01/2031........................................     1,469,421
    11,799 Federal National Mortgage Assn., #062289, 7.482%, due 03/01/2028.........................................        12,147
    64,074 Federal National Mortgage Assn., #349410, 7.000%, due 08/01/2026.........................................        65,626
   823,792 Federal National Mortgage Assn., #254091, 6.000%, due 11/01/2031.........................................       807,162
   274,632 Federal National Mortgage Assn., #609583, 6.000%, due 11/01/2031.........................................       269,002
    19,912 Government National Mortgage Assn., #354859, 9.000%, due 07/15/2024......................................        21,666
       742 Government National Mortgage Assn., #056522, 14.000%, due 08/15/2012.....................................           892
     1,206 Government National Mortgage Assn., #051699, 15.000%, due 07/15/2011.....................................         1,471
 2,615,000 U.S. Treasury Bond, 5.375%, due 02/15/2031...............................................................     2,579,046
   450,000 U.S. Treasury Bond, 3.500%, due 11/15/2006...............................................................       433,934
 1,425,000 U.S. Treasury Note, 5.000%, due 08/15/2011...............................................................     1,421,884
   680,000 U.S. Treasury Note, 3.625%, due 08/31/2003...............................................................       689,776
                                                                                                                       -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $12,245,091)..........................................    12,211,143
                                                                                                                       -----------

PREFERRED STOCK (1.0%)
           DEPOSITORY INSTITUTIONS (1.0%)
  540,000  Dresdner Funding Trust, 8.151%, due 06/30/2031, (a) Cost--$594,231; Acquired--07/26/2001 & 11/06/2001....       577,897
                                                                                                                       -----------
           MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (0.0%)
    2,223  River Holding Corp., Series B, PIK (b), 11.500%..........................................................        19,731
                                                                                                                       -----------
           TOTAL PREFERRED STOCK (COST $744,188)....................................................................       597,628
                                                                                                                       -----------

SHORT-TERM INVESTMENTS (3.8%)
2,319,000  Nations Treasury Reserve.................................................................................     2,319,000
                                                                                                                       -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $2,319,000)...........................................................     2,319,000
                                                                                                                       -----------
           TOTAL INVESTMENTS (COST $59,692,002) (98.7%).............................................................    59,869,084
                                                                                                                       -----------
           Other assets, less liabilities (1.3%)....................................................................       779,524
                                                                                                                       -----------
           TOTAL NET ASSETS (100.0%)................................................................................   $60,648,608
                                                                                                                       -----------

--------------------------------------------------------------------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.
(b) PIK - Payment In Kind.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
GOVERNMENT SECURITIES PORTFOLIO

================================================================================
PORTFOLIO MANAGERS' REVIEW

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

   The Government Securities Portfolio returned 6.13% in 2001, relative to the Lehman Brothers Government Index and Lehman Brothers Mortgage Backed Securities ("MBS") Index, which posted returns of 7.24% and 8.22%, respectively.

WHAT  CAUSED  THE  VARIANCE  IN  PERFORMANCE   BETWEEN  THE  PORTFOLIO  AND  ITS
BENCHMARKS?

   Through 2001 the market experienced one of the most aggressive easing policies by any Federal Open Market Committee. The Federal Reserve lowered short-term interest rates 11 times for a total of 425 basis points! Our investment strategy has been to invest in short duration mortgage and asset-backed securities, taxable municipal bonds and corporate notes while holding a healthy exposure to treasuries in the intermediate and long term. This strategy worked well in the second quarter of 2001. With treasuries under-performing the broader market, the income advantage built into the portfolio in the short term provided exceptional returns. Consistent with the investment objective of the Portfolio, diversification across the various sectors lends itself to a higher level of income with reduced volatility.

WHICH PORTFOLIO HOLDINGS MOST ENHANCED THE PORTFOLIO'S PERFORMANCE?

The most dramatic performance of the yield curve came from securities with maturities less than 5 years. From January 2001 to year-end the yield of the 2-year U.S. Treasury rallied 184 basis points and the 5-year rallied 45 basis points. The 30-year U.S. Treasury actually increased in yield by 12 basis points to close out 2001 at 5.47%. Because of our concentrations of high income producing assets in the short part of the curve, we captured this rally in addition to the additional income contributions from the mortgage and asset-backed components.

WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

   We had very small exposure to Enron five year bonds (0.5% at purchase) in the Portfolio that went from a small premium to 19% of par in the month of December. Even though this was a very small allocation the extent of this bond's deterioration was enough to cause a substantial amount of the Portfolio's under performance.

WHAT IS YOUR OUTLOOK FOR THE NEXT FISCAL YEAR?

   Our strategy going forward is to maintain the Portfolio's exposure to spread product in the short term with U.S. Treasuries filling out the rest of the curve. We will continue to use mortgage-backed securities to add income while closely monitoring the Federal Reserve's next move. This is consistent with our strategy of structuring a high level of income in the Portfolio while at the same time maintaining diversification. Our expectation is that spreads will continue to tighten during the remainder of 2001, offering incremental return to the investors. In addition, as the Federal Reserve completes their reduction, our expectation is that the treasury curve will flatten; this would provide increased returns for the long dated securities.


Gregory J. Hahn, CFA
Senior Vice President
Chief Investment Officer
Conseco Capital Management Inc.

================================================================================
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GOVERNMENT SECURITIES PORTFOLIO, THE LEHMAN BROTHERS GOVERNMENT AND THE LEHMAN BROTHERS MBS INDEX

[Data below represents line chart in printed piece.]

                  Government           Lehman Brothers        Lehman Brothers
Date         Securities Portfolio     Government Index          MBS Index
12/31/91          $10000                 $10000                  $10000
12/31/92           10694.9                10721.5                 10694.2
12/31/93           11673.7                11862.8                 11426.4
12/31/94           11346.7                11461.6                 11242.8
12/31/95           13315                  13564.1                 13131.3
12/31/96           13681.1                13938.8                 13834.6
12/31/97           14811.5                15273.8                 15146.8
12/31/98           15859.1                16778.4                 16202
12/31/99           15470.3                16401.7                 16501.9
12/31/00           17282.3                18574.2                 18344.5
12/31/01           18342.3                19918.7                 19851.9

-------------------------------------
       Average Annual Total Return
-------------------------------------
    1 Year      5 Years    10 Years
-------------------------------------
    6.13%        6.04%       6.25%
-------------------------------------
Past performance is not predictive of future performance. Performance does not include separate account expenses. Performance does not reflect the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares.
================================================================================

CONSECO SERIES TRUST

GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (19.4%)

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (1.0%)
$  155,000 Sprint Cap Corp., 6.000%, due 1/15/2007 (a) Cost--$154,247; Acquired--10/30/2001.........................   $   154,062
   150,000 MCI Communications Inc., 6.125%, due 04/15/2012..........................................................       151,330
                                                                                                                       -----------
                                                                                                                           305,392
                                                                                                                       -----------

DEPOSITORY INSTITUTIONS (5.0%)
   300,000 Bank of Hawaii, 6.875%, due 06/01/2003...................................................................       311,042
   150,000 Branch Bank & Trust Corp., 6.375%, due 6/30/2005.........................................................       154,172
   150,000 Nationsbank Corp., 6.500%, due 08/15/2003................................................................       157,463
   150,000 Wachovia Corp., 6.925%, due 10/15/2003...................................................................       158,991
   180,000 Wachovia Corp., 4.950%, due 11/1/2006....................................................................       176,919
    87,318 Bank of America Mortgage Securities, 6.500%, due 6/25/2031...............................................        88,108
   225,000 Chase Funding Motgage Loan Asset-Backed CTFS, 5.602%, due 5/25/2027......................................       222,630
   275,000 Credit Suisse FB USA Inc., 5.875%, due 8/1/2006..........................................................       280,027
                                                                                                                       -----------
                                                                                                                         1,549,352
                                                                                                                       -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (2.6%)
   140,000 Progress Energy Inc., 6.550%, due 03/01/2004.............................................................       145,890
   175,000 Sempra Energy, 6.950%, due 12/01/2005....................................................................       179,283
   100,000 Baltimore Gas and Electric-144A, 5.250%, due 12/15/2006, (a) Cost--$99,560; Acquired--12/04/2001.........        98,039
   200,000 Detroit Edison Company, 5.050%, due10/01/2005............................................................       198,198
   195,000 Southwestern Pub Service, 5.125%, due 11/1/2006..........................................................       191,925
                                                                                                                       -----------
                                                                                                                           813,335
                                                                                                                       -----------

INSURANCE CARRIERS (1.4%)
   125,000 Aon Corp., 6.900%, due 07/01/2004........................................................................       132,084
   300,000 Protective Life US Fundi, 5.875%, due 08/15/2006.........................................................       304,914
                                                                                                                       -----------
                                                                                                                           436,998
                                                                                                                       -----------

NON-DEPOSITORY CREDIT INSTITUTIONS (8.2%)
  150,000  Fannie Mae, 6.000%, due 02/23/2009.......................................................................       153,014
  650,000  Fannie Mae, 6.040%, due 02/25/2009.......................................................................       664,186
  500,000  Fannie Mae, 6.200%, due 04/01/2009.......................................................................       514,298
  200,000  Fannie Mae, 5.650%, due 04/04/2006.......................................................................       201,786
   35,045  Fannie Mae, 6.000%, due 12/01/2002.......................................................................        35,482
  228,658  Fannie Mae Pool #535837, 6.000%, due 4/1/2031............................................................       223,971
  109,853  Fannie Mae 6.0 30 YR, 6.000%, due 11/1/2031..............................................................       107,601
  298,015  Fannie Mae Pool #610773, 6.000%, due 11/1/2031...........................................................       291,905
   50,685  Fannie Mae, 7.000%, due 3/1/2026.........................................................................        51,981
  150,000  Fannie Mae, 1998-42 PE, 6.500%, due 09/18/2022...........................................................       155,434
  150,000  Household Finance Corp., 7.875%, due 3/01/2007...........................................................       161,348
                                                                                                                       -----------
                                                                                                                         2,561,006
                                                                                                                       -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.0%)
   150,000 EOP Operating LP, 7.375%, due 11/15/2003.................................................................       157,832
   150,000 Equity Residential Properties Trust, 7.500%, due 04/15/2004..............................................       159,667
                                                                                                                       -----------
                                                                                                                           317,499
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
TOBACCO (0.2%)
$   75,000 Universal Corp., 7.500%, due 01/26/2004..................................................................   $    80,115
                                                                                                                       -----------
           TOTAL CORPORATE BONDS (COST $5,970,362)..................................................................     6,063,697
                                                                                                                       -----------

MUNICIPAL BONDS (1.6%)
   280,000 Alaska Industrial Development & Export Auth., 6.625%, due 05/01/2006.....................................       285,589
   200,000 Azusa Pacific University California, Revenue, 7.250%, due 04/01/2009.....................................       211,480
                                                                                                                       -----------
           TOTAL MUNICIPAL BONDS (COST $480,000)....................................................................       497,069
                                                                                                                       -----------

ASSET BACKED SECURITIES (5.3%)
    39,299 Bear Stearns Commercial Mortgage Securities, Inc., 5.910%, due 05/14/2008................................        40,328
   250,000 GE Capital Mortgage Services, Inc., 99-HE3 A4, 7.460%, due 07/25/2025....................................       262,928
       877 IMC Home Equity Loan Trust, 96-1 A5, 6.290%, due 12/25/2013..............................................           877
   101,309 Residential Asset Securities Corp., 98-KS3 AI3, 6.750%, due 08/25/2028...................................       102,239
   300,000 Residential Asset Securities Corp., 99-KS2 A19, 7.150%, due 07/25/2030...................................       314,199
   300,000 Residential Asset Securitization Corp., 00-KS3 A16, 7.810%, due 07/25/2031...............................       321,636
   200,000 Residential Asset Securitization Corp., 01-KS3 A13, 5.180%, due 08/25/2027...............................       201,206
   159,664 The Money Store Home Equity Trust, 98A- AF5, 6.370%, due 12/15/2023......................................       161,989
   235,170 Wells Fargo Mortgage Backed Securities Trust, 6.750%, due 8/25/2031......................................       240,220
                                                                                                                       -----------
           TOTAL ASSET BACKED SECURITIES (COST $1,625,523)..........................................................     1,645,622
                                                                                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%)
    92,172 Fanniemae Grantor Trust, 99-T2 A1, 7.500%, due 01/19/2039................................................        98,056
   250,000 Freddie Mac 20-C, 6.250%, due 05/15/2023 ................................................................       255,609
   100,000 Freddie Mac 04-PD, 6.000%, due 05/15/2021................................................................       103,254
   101,868 GE Capital Mortgage Services, Inc., 98-12 2A1, 6.600%, due 06/25/2028....................................       103,480
    82,181 Housing Securities, Inc., 94-2 A1, 6.500%, due 07/25/2009................................................        84,971
   119,032 PNC Mortgage Securities Corp., 99-1 1A2, 6.2500%, due 02/25/2029.........................................       121,381
   115,440 Residential Funding Mortgage Securities I, 97-S20 A, 7.000%, due 12/25/2027..............................       117,275
    50,000 Residential Asset Mortgage Products, Inc., 6.130%, due 3/25/2030.........................................        50,278
    50,000 Residential Asset Mortgage Products, Inc., 5.200%, due 3/25/2030.........................................        47,406
                                                                                                                       -----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $954,243)................................................       981,710
                                                                                                                       -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (67.2%)
   100,000 Federal Home Loan Bank, 5.275%, due 11/20/2003...........................................................       103,738
   492,552 Federal Home Loan Mortgage Corp., #C01186, 6.000%, due 06/01/2031........................................       482,947
 2,883,724 Federal Home Loan Mortgage Corp., #C01184, 6.500%, due 06/01/2031........................................     2,891,654
   313,083 Federal Home Loan Mortgage Corp., #C28063, 6.500%, due 07/01/2029........................................       314,821
    60,136 Federal Home Loan Mortgage Corp., Gold., #D66012, 7.000%, due 11/01/2025.................................        61,637
    28,389 FGCI Gold, #E00441, 7.500%, due 07/01/2011...............................................................        29,831
    52,779 FG Gold, #W10002, 6.775%, due 11/01/2003.................................................................        55,437
   438,680 FGLMC Gold, #C01131, 6.500%, due 01/01/2031..............................................................       440,385
   163,857 FGLMC Gold, #C29168, 6.500%, due 07/01/2029..............................................................       164,766
   424,624 FGLMC Pool, 6.500%, due 02/01/2031.......................................................................       426,275
     2,801 FNCI CNV Loan #174166, 8.000%, due 06/01/2002............................................................         2,808
    15,706 Government National Mortgage Assn., 7.500%, due 09/15/2030...............................................        16,073
     4,239 Government National Mortgage Assn., #119896, 13.000%, due 11/15/2014.....................................         5,037
     1,268 Government National Mortgage Assn., #044522, 13.000%, due 03/15/2011.....................................         1,492

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
$  197,623 Government National Mortgage Assn., #408675, 7.500%, due 01/15/2026......................................   $   205,832
   225,000 Government National Mortgage Assn., 98-19 A, 6.500%, due 10/20/2020......................................       228,477
 1,169,000 U.S. Treasury Bond, 5.375%, due 02/15/2031...............................................................     1,152,927
   235,000 U.S Treasury Note, 6.250%, due 02/15/2007................................................................       253,984
 5,315,000 U.S Treasury Note, 5.000%, due 08/15/2011................................................................     5,303,376
 9,210,000 U.S Treasury Note, 3.500%, due 11/15/2006................................................................     8,881,175
                                                                                                                       -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $21,118,650)..........................................    21,022,672
                                                                                                                       -----------

SHORT-TERM INVESTMENTS (2.5%)
   771,000 Nations Treasury Reserve.................................................................................       771,000
                                                                                                                       -----------
           TOTAL SHORT-TERM INVESTMENTS (COST $771,000).............................................................       771,000
                                                                                                                       -----------

           TOTAL INVESTMENTS (COST $30,919,778) (99.1%).............................................................    30,981,770
                                                                                                                       -----------
           Other assets, less liabilities (0.9%)....................................................................       285,626
           TOTAL NET ASSETS 100.0%..................................................................................   $31,267,396
                                                                                                                       -----------

--------------------------------------------------------------------------------
(a) Restricted under Rule 144A of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
MONEY MARKET PORTFOLIO

================================================================================
PORTFOLIO MANAGER'S REVIEW

   The year 2001, particularly the second half of the year, was characterized by political and global economic uncertainty. This was brought on by the economic recession that began in March, and then was compounded by the terrorist attacks of September 11th. Following the attacks, the Federal Reserve (the "Fed") continued to pump liquidity into the financial markets. During 2001, we witnessed the most aggressive easing campaign of Chairman Greenspan's Fed career. The Fed lowered the Federal Funds rate (the rate which banks charge each other for borrowed money) 11 times totaling an astounding 425 basis points, taking the overnight rate to a 40-year low of 1.75%.

   In the fourth quarter, the corporate markets were rocked by the bankruptcy of energy trading giant Enron. Investors increased credit focus and fled to quality names, resulting in an increased tiering of the corporate market.

   The U.S. commercial paper market declined by 10.9% during 2001, as many issuers took advantage of lower absolute rates and sought financing through long-term issuance. Supply declined as issuers lost access to the commercial paper market due to downgrades. Other issuers were shut out of the commercial paper market over concerns of accounting issues and liquidity.

   Because we expect that the easing cycle has come to an end, and that an economic recovery will lead to Fed tightening later in the year, we have shortened the Portfolio's average days to maturity. We continue to focus on commercial paper as our primary investment given the yield advantage over other money market instruments. Taxable municipal floating rate bonds also provide significant yield, and we look to maintain our exposure to this area for diversification.





Gregory J. Hahn, CFA
Senior Vice President
Chief Investment Officer
Conseco Capital Management, Inc.

CoNSECO SERIES TRUST

MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (5.7%)
$1,050,000 AT&T Capital Corporation, 6.750%, due 02/04/2002.........................................................   $ 1,052,180
 2,100,000 Countrywide Home Loans, Inc., 3.810%, due 07/23/2002 (a).................................................     2,100,000
 1,390,000 Daimler Chrysler NA Holdings, 6.670%, due 02/15/2002.....................................................     1,393,111
    61,868 Dow Chemical, Inc., 7.600%, due 01/02/2002...............................................................        61,870
   625,000 General Motors Acceptance Corp., 6.750%, due 02/07/2002..................................................       626,454
 1,150,000 Golden Oval Eggs, 3.460%, due 07/01/2015 (a) (Putable at $100 and rate reset effective 01/03/2002).......     1,150,000
 1,000,000 Rykoff-Sexton Inc., 3.850%, due 12/01/2026 (a) (Putable at $100 and rate reset effective 01/02/2002).....     1,000,000
                                                                                                                       -----------
           TOTAL CORPORATE BONDS (COST $7,383,615)..................................................................     7,383,615
                                                                                                                       -----------

MUNICIPAL BONDS (10.6%)
   900,000 California Housing Financial Agency, 2.150%, due 08/01/2029 (a) (Putable at $100 and rate reset
             effective 01/02/2002)..................................................................................       900,000
   675,000 Community Health Systems, 4.350%, due 10/02/2003 (a) (Putable at $100 and rate
             reset effective 01/02/2002) ...........................................................................       675,000
   400,000 Community Health Systems, 5.200%, due 10/01/2003 (a) (Putable at $100 and rate reset
             effective 01/02/2002) .................................................................................       400,000
   875,000 Consolidated Edison, Inc., 6.625%, due 02/01/2002........................................................       876,378
   403,000 County of Genesee, MI, 2.120%, due 03/01/2004 (a) (Putable at $100 and rate reset effective 01/03/2002)..       403,000
 1,000,000 Delzer Litho, Waukesha, WI, 2.150%, due 08/01/2015 (a) (Putable at $100 and rate reset
             effective 01/03/2002) .................................................................................     1,000,000
 1,935,000 Indiana Development Financial Authority, 4.840%, due 05/01/2021 (a) (Putable at $100 and rate reset
             effective 01/07/2002)..................................................................................     1,935,000
   700,000 Kent County MI Tax, 2.120%, due 03/01/2004 (a) (Putable at $100 and rate reset effective 01/03/2002).....       700,000
 2,000,000 Philadelphia Authority for Industry, 1.950%, due 07/01/2010 (a) (Putable at $100 and rate reset
             effective 01/03/2002)..................................................................................     2,000,000
   970,000 St. Francis Healthcare Hawaii, 2.650%, due 08/01/2012 (a) (Putable at $100 and rate reset
             effective 01/09/2002) .................................................................................       970,000
 2,000,000 Student Loan Finance Association Washington Education, 2.200%, due 12/01/2036 (a)
             (Putable at $100 and rate reset effective 01/11/2002)..................................................     2,000,000
   812,000 Wayne County, MI, 2.200%, due 03/01/2002 (a).............................................................       812,000
 1,000,000 Whitley County Ind Holding, 7.000%, due 02/15/2019 (Mandatory Put at $100 on 02/15/2002).................     1,004,471
                                                                                                                       -----------
           TOTAL MUNICIPAL BONDS (COST $13,675,849).................................................................    13,675,849
                                                                                                                       -----------

COMMERCIAL PAPER (64.4%)

BUSINESS SERVICES (1.5%)
 2,000,000 Abbey National Benefit Consultants Limited, 1.880%, due 02/01/2002.......................................     1,996,762
                                                                                                                       -----------

CHEMICALS AND ALLIED PRODUCTS (8.2%)
 1,700,000 Colgate-Palmolive, Co., 1.750%, due 01/11/2002...........................................................     1,699,174
 2,000,000 Kimberly Clark Worldwide, 1.750%, due 02/22/2002.........................................................     1,994,944
   872,000 Estee Lauder Companies, Inc., 2.300%, due 01/17/2002.....................................................       871,109
 2,000,000 L'Oreal USA, 1.800%, due 01/14/2002......................................................................     1,998,700
 2,000,000 Merck & Co., 1.750%, due 01/07/2002......................................................................     1,999,417
 2,000,000 Proctor & Gamble, Inc., 1.750%, due 01/11/2002...........................................................     1,999,028
                                                                                                                       -----------
                                                                                                                        10,562,372
                                                                                                                       -----------

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (3.5%)
 2,000,000 Bell South Corp., 1.770%, due 01/31/2002.................................................................     1,997,050
 1,500,000 Verizon Global Funding, 1.810%, due 01/07/2002...........................................................     1,498,944
 1,000,000 Verizon Network Funding, 2.220%, due 01/25/2002..........................................................       998,520
                                                                                                                       -----------
                                                                                                                         4,494,514
                                                                                                                       -----------

DEPOSITORY INSTITUTIONS (22.4%)
 2,000,000 Bank One Corp., 1.950%, due 01/16/2002...................................................................     1,998,375
 2,000,000 Commerzbank, 1.820%, due 03/13/2002......................................................................     1,992,821

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
$2,000,000 Dakota Certificates, 1.900%, due 01/18/2002..............................................................   $ 1,998,205
 2,000,000 Fleet Funding Corp., 2.080%, due 01/11/2002..............................................................     1,998,844
 2,000,000 Golden Funding Corp., 2.100%, due 01/28/2002.............................................................     1,996,850
 1,000,000 Goldman Sachs Group, Inc., 1.750%, due 03/07/2002........................................................       996,840
 2,000,000 Hartford Financial Services Corp., 1.800%, due 02/12/2002................................................     1,995,800
 2,000,000 J.P. Morgan Chase Corp., 1.750%, due 02/12/2002..........................................................     1,995,917
 2,000,000 Montauk Funding Corp., 1.900%, due 02/08/2002............................................................     1,995,989
 2,000,000 New York Life Capital Corp., 1.760%, due 02/07/2002......................................................     1,996,382
 2,000,000 Principal Resident Mortgage Corp., 2.150%, due 01/29/2002................................................     1,996,656
 2,000,000 Rabobank Nederland Corp., 1.770%, due 01/14/2002.........................................................     1,998,722
 2,000,000 Royal Bank of Canada, 1.880%, due 02/5/2002..............................................................     1,996,344
 2,000,000 Toronto Dominion Holding, 1.740%, due 01/30/2002.........................................................     1,997,197
 2,000,000 UBS Finance, 1.850%, due 01/14/2002......................................................................     1,998,664
                                                                                                                       -----------
                                                                                                                        28,953,606
                                                                                                                       -----------

ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICE (4.6%)
 2,000,000 Duke Energy Corp., 1.770%, due 01/14/2002................................................................     1,998,722
 2,000,000 National Rural Utilities, 2.040%, due 01/18/2002.........................................................     1,998,073
 2,000,000 Sempra Energy, 1.980%, due 01/11/2002....................................................................     1,998,900
                                                                                                                       -----------
                                                                                                                         5,995,695
                                                                                                                       -----------

FABRICATED METAL, MACHINERY (1.5%)
 2,000,000 General Dynamics Corp., 1.890%, due 02/15/2002...........................................................     1,995,275
                                                                                                                       -----------

FOOD AND KINDRED PRODUCTS (6.2%)
 2,000,000 Anheuser Busch, 1.750%, due 01/18/2002...................................................................     1,998,347
 2,000,000 Coca Cola Enterprises, 1.870%, due 02/04/2002............................................................     1,996,468
 2,000,000 CC USA, Inc., 2.330%, due 01/07/2002.....................................................................     1,999,223
 2,000,000 Kraft Foods, Inc., 1.720%, due 01/31/2002................................................................     1,997,083
                                                                                                                       -----------
                                                                                                                         7,991,121
                                                                                                                       -----------

MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (1.5%)
 2,000,000 Medtronic, Inc., 1.760%, due 01/18/2002..................................................................     1,998,338
                                                                                                                       -----------
NON-DEPOSITORY CREDIT INSTITUTIONS (5.0%)
 2,000,000 Aegon Funding Corp., 2.310%, due 01/10/2002..............................................................     1,998,845
   487,000 Fountain Square Comm Funding, 1.810%, due 03/08/2002.....................................................       485,384
 1,026,000 Harley Davidson Funding Corp., 1.950%, due 01/10/2002....................................................     1,025,500
 1,000,000 Harley Davidson Funding Corp., 1.940%, due 01/11/2002....................................................       999,461
 2,000,000 Household Financial Corp. , 2.380%, due 01/07/2002.......................................................     1,999,207
                                                                                                                       -----------
                                                                                                                         6,508,397
                                                                                                                       -----------

PRINTING, PUBLISHING AND ALLIED INDUSTRIES (4.6%)
 2,000,000 New York Times Corp., 1.850%, due 01/11/2002.............................................................     1,998,972
 2,000,000 The Tribune Co., 2.200%, due 01/22/2002..................................................................     1,997,433
 2,000,000 Xtra, Inc., 2.020%, due 01/18/2002.......................................................................     1,998,092
                                                                                                                       -----------
                                                                                                                         5,994,497
                                                                                                                       -----------

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (1.5%)
 2,000,000 Nike, 1.800%, due 01/14/2002.............................................................................     1,998,700
                                                                                                                       -----------

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

MONEY MARKET PORTFOLIO
Schedule of Investments
DECEMBER 31, 2001

==================================================================================================================================
  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
SECURITY AND COMMODITY BROKERS (3.9%)

$1,000,000 Goldman Sachs Group, Inc., 1.940%, due 01/11/2002........................................................  $    999,461
 2,000,000 Morgan Stanley Group, Inc., 2.040%, due 01/11/2002.......................................................     1,998,867
 2,000,000 Salomon Smith Barney, 1.900%, due 01/04/2002.............................................................     1,999,684
                                                                                                                      ------------
                                                                                                                         4,998,012
                                                                                                                      ------------
           TOTAL COMMERCIAL PAPER (COST $83,487,289)................................................................    83,487,289
                                                                                                                      ------------

U.S. GOVERNMENT OBLIGATIONS (1.6%)
 2,000,000 Federal Home Loan Mortgage Corp. Discount Note, 2.300%, due 01/10/2002...................................     1,998,850
                                                                                                                      ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $1,998,850)......................................................     1,998,850
                                                                                                                      ------------

SHORT-TERM INVESTMENTS (9.7%)
12,647,000 Nations Treasury Reserve.................................................................................    12,647,000
                                                                                                                      ------------
           TOTAL SHORT-TERM INVESTMENTS (COST $12,647,000)..........................................................    12,647,000
                                                                                                                      ------------
           TOTAL INVESTMENTS (COST $119,192,603) - (92.0%)..........................................................   119,192,603
                                                                                                                      ------------
           Other assets, less liabilities - (8.0%)..................................................................    10,337,172
                                                                                                                      ------------
           TOTAL NET ASSETS (100.0%)................................................................................  $129,529,775
                                                                                                                      ------------

--------------------------------------------------------------------------------
(a) Variable Coupon Rate.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001

================================================================================
(1) GENERAL

   Conseco Series Trust (the "Trust") is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), and was organized as a Massachusetts Business Trust effective November 15, 1982. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which currently represents a separate Portfolio of investments. The Trust consists of seven series ("Portfolios") each with its own investment objective and investment policies. The Portfolios are the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market. The Trust offers shares to life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts.

   Two affiliated companies, Conseco Variable Insurance Company and Bankers National Life Insurance Company, offer shares of the Trust to their contract owners. Additionally, shares are offered to unaffiliated insurance companies to fund the benefits under variable annuity and variable life contracts.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME

   The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio                      Cost      Market Value    % of Net Assets
------------------------   ----------    ------------    ---------------
Balanced Portfolio--
  bonds                    $3,500,756     $3,139,840          4.38%
High Yield Portfolio--
  bonds                     1,098,549      1,085,292         15.30%
Fixed Income Portfolio--
  bonds                     4,845,172      4,858,367          8.01%
Government Securities
  Portfolio-- bonds           253,807        252,101          0.81%

   These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, Conseco Capital Management, Inc., (the "Adviser"), a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), which serves as investment adviser to the Portfolios, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust (the "Trustees").

   The Trustees determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

   In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

FEDERAL INCOME TAXES

   Each Portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net realized gains to shareholders annually, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

DIVIDENDS TO SHAREHOLDERS

   Dividends are declared and reinvested from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities, Fixed Income and High Yield Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Conseco 20 Focus and Equity Portfolios. Distributions of net short-term capital gains and losses were declared and reinvested as a component of net investment income prior to June 30, 1998, thereafter on an annual basis as a component of net realized gains (losses).

   Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may affect per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001

================================================================================
(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

   The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

   Under the investment advisory agreement, the Adviser receives an investment advisory fee based on the average daily net asset value at an annual rate of
0.70 percent for the Conseco 20 Focus and High Yield Portfolios, 0.65 percent for the Equity and Balanced Portfolios, 0.50 percent for the Fixed Income, Government Securities, and Money Market Portfolios. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services to the Trust were $3,140,550 for the year ended December 31, 2001. The Adviser has entered into Subadvisery agreements for the management of the investments in the Conseco 20 Focus Portfolio, Equity Portfolio and the Balanced Portfolio. The Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Conseco 20 Focus Portfolio is Oak Associates, Ltd. The Subadviser for the Equity Portfolio and the equity portion of the Balanced Portfolio is Chicago Equity Partners, LLC. The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2002 to the extent that the ratio of expenses to net assets on an annual basis exceed the following:

Portfolio
---------
Conseco 20 Focus             1.15%
Equity                       1.10%
Balanced                     1.10%
High Yield                   1.15%
Fixed Income                 0.95%
Government Securities        0.95%
Money Market                 0.45%

ADMINISTRATIVE AGRMEEMENT

   Conseco Services, LLC, (the "Administrator") a wholly-owned subsidiary of Conseco, supervises the preparation and filing of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. Effective May 1, 2001, the Administrator receives an annual fee, for providing these services equal to 0.15 percent for the first $200 million of average daily net assets of the Trust;
0.10 percent of the next $300 million of average daily net assets of the Trust; and 0.08 percent of the average daily net assets in excess of $500 million of the Trust. Prior to May 1, 2001, the Administrator received an annual fee equal to 0.10 percent of the first $100 million of average daily net assets of each Portfolio; 0.08 percent of the next $100 million of average daily net assets of each Portfolio; and 0.06 percent of average daily net assets in excess of $200 million of each Portfolio. The total fees under this Agreement for the year ended December 31, 2001 were $644,704.

DISTRIBUTION AGREEMENT

   Conseco Equity Sales, Inc. (the "Distributor"), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Portfolio pursuant to an Underwriting Agreement, approved by the Trustees. The Distributor is a registered broker-dealer and the member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Portfolio will be continuously offered to life insurance company separate accounts to fund the benefits under variable annuity and variable life contracts. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well, as any advertising or sales literature.

   The Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the "Plan"), dated May 1, 2001, for the Conseco 20 Focus, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plan, a Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of shares of the Portfolio and for account maintenance provided to shareholders. The Plan authorizes payments to the Distributor up to 0.25 percent, annually of each Portfolio's average daily net assets. The Plan provides for periodic payments by the Distributor to financial intermediaries for providing shareholder services to accounts that hold shares and for promotional and other sales related costs. The total fees incurred by the Trust for such services for the year ended December 31, 2001 were $686,865.

Conseco Series Trust

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001

4. INVESTMENT TRANSACTIONS

   The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 2001 are shown below:

                                                CONSECO                                      HIGH          FIXED      GOVERNMENT
                                               20 FOCUS        EQUITY       BALANCED         YIELD        INCOME      SECURITIES
                                               PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
==================================================================================================================================
Purchases:
   U.S. Government .........................  $        --   $         --   $ 55,762,403   $        --   $114,031,918   $56,580,672
   Other....................................   10,951,189    334,340,220    120,438,390    15,849,387    149,680,895     6,716,876
Sales:
   U.S. Government .........................  $        --   $        --    $ 54,066,444   $        --   $107,356,885   $45,265,248
   Other....................................    9,473,633    339,946,749    115,106,753    11,541,817    135,135,928     5,704,143

5. FEDERAL INCOME TAXES

   The following information for the Conseco Series Trust is presented on an income tax basis as of December 31, 2001:

                                                 CONSECO                                    HIGH          FIXED       GOVERNMENT
                                                20 FOCUS        EQUITY      BALANCED        YIELD        INCOME       SECURITIES
                                                PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
=================================================================================================================================
Cost of investments (a).....................  $3,298,221    $214,916,282   $74,545,474    $7,157,950   $59,947,494    $30,931,152
---------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............    $231,699    $ 25,753,448   $ 2,444,385    $  222,447   $   652,923    $   255,291
Gross unrealized depreciation...............    (469,825)    (10,269,601)   (5,873,033)     (413,119)     (731,333)      (204,673)
---------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  on investments ...........................  $ (238,126)   $ 15,483,847   $(3,428,648)   $ (190,672)  $   (78,410)   $    50,618
=================================================================================================================================
Distributable ordinary income...............  $       --    $         --   $        93    $       12   $        60    $       128
Distributable long-term gains...............  $       --    $         --   $        --    $       --   $   367,912    $        --

(a) Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

   The tax components of dividends paid during the year ended December 31, 2001 were as follows:

                                                      CONSECO                                  HIGH          FIXED      GOVERNMENT
                                                     20 FOCUS      EQUITY      BALANCED        YIELD        INCOME      SECURITIES
                                                     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
=================================================================================================================================
Ordinary income dividends...................  $       --    $1,742,711         $2,399,818    $665,163      $2,948,444    $1,230,564

   During the year ended December 31, 2001, none of the portfolios declared long-term capital gain distributions.

CONSECO SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001

   As of December 31, 2001, the following Funds have capital loss carryfowards available to offset realized gains, if any, in the future:

PORTFOLIO                                               AMOUNT          EXPIRES
================================================================================
Conseco 20 Focus Portfolio........................   $ 2,112,458         2009
Equity Portfolio..................................    38,855,275         2009
Balanced Portfolio................................     4,850,651         2009
High Yield Portfolio..............................       173,568         2009
Government Securities Portfolio...................        91,248         2008

   The Fixed Income Portfolio and Government Securities Portfolio utilized $873,673 and $529,902, respectively, of its capital loss carryforward to offset the realized gains during 2001.

   Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following portfolios had post-October losses, which will be treated as arising on the first day of the fiscal year ended December 31, 2002.

PORTFOLIO                                               AMOUNT
================================================================================
Equity Portfolio..................................     $ 684,462
Balanced Portfolio................................     1,482,300
High Yield Portfolio..............................       116,368
Fixed Income Portfolio............................       511,174
Government Securities Portfolio...................        17,439

CONSECO SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR OR PERIOD ENDED DECEMBER 31,

================================================================================

                                                                             CONSECO 20
                                                                          FOCUS PORTFOLIO
                                                                     ==========================
                                                                        2001         2000 (c)
===============================================================================================
Net asset value per share, beginning of period..............            $8.48        $10.00
   Income from investment operations:
     Net investment income (loss)...........................            (0.02)         0.02
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments..........            (3.88)        (1.52)
-----------------------------------------------------------------------------------------------
       Total income (loss) from investment operations.......            (3.90)        (1.50)
Distributions:
   Dividends from net investment income.....................               --         (0.02)
   Distributions of net realized gains......................               --            --
-----------------------------------------------------------------------------------------------
       Total distributions..................................               --         (0.02)
Net asset value per share, end of period....................            $4.58         $8.48
Total return (a)(b)(d)......................................           (46.00%)      (15.04%)
===========================================================================================
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........           $3,062        $3,681
   Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement...........................             1.10%         0.90%
     After expense reimbursement............................             1.09%         0.90%
   Ratio of net investment income (loss) to average net assets (e)      (0.34%)        0.33%
   Portfolio turnover rate (d)..............................           280.48%       351.37%

--------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

(c) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.

(d) Not annualized for periods of less than one full year.

(e) Annualized for periods of less than one full year.













   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,

================================================================================

                                                                                          EQUITY PORTFOLIO
                                                                   ===============================================================
                                                                        2001          2000          1999          1998      1997
==================================================================================================================================
Net asset value per share, beginning of period..............         $  19.43      $  23.18      $  21.59      $  20.16   $  21.85
   Income from investment operations :
     Net investment income..................................             0.07          0.00(c)      --             0.11       0.06
     Net realized gains (losses) and change in unrealized
     appreciation or depreciation on investments............            (2.07)         0.63         10.63          3.09       4.06
----------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations...........            (2.00)         0.63         10.63          3.20       4.12
----------------------------------------------------------------------------------------------------------------------------------
   Distributions:...........................................
     Dividends from net investment income...................            (0.07)        (0.00)(c)     --            (0.27)     (4.23)
     Distributions of net realized gains....................            (0.06)        (4.38)        (9.04)        (0.48)     (1.58)
     Return of capital......................................               --            --            --         (1.02)        --
----------------------------------------------------------------------------------------------------------------------------------
       Total distributions..................................            (0.13)        (4.38)        (9.04)        (1.77)     (5.81)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................         $  17.30      $  19.43      $  23.18      $  21.59   $  20.16
----------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b).........................................           (10.30%)        2.71%        50.28%        15.62%     18.68%
==================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........         $233,983      $309,201      $300,437      $235,001   $216,986
   Ratio of expenses to average net assets (b):
     Before expense reimbursement...........................             1.02%         0.81%         0.82%         0.80%      0.80%
     After expense reimbursement............................             1.02%         0.78%         0.77%         0.80%      0.80%
   Ratio of net investment income (loss) to average net
     assets                                                              0.38%        (0.02%)       (0.10%)        0.55%      0.28%
   Portfolio turnover rate .................................           132.69%       431.14%       364.53%       317.91%    234.20%

------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

(c) Amount calculated is less than $0.005 per share.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,

================================================================================

                                                                                       BALANCED PORTFOLIO
                                                                   ==============================================
                                                                      2001          2000          1999          1998       1997
================================================================================================================================
Net asset value per share, beginning of period..............       $  13.45      $  14.65      $  13.67      $  13.32    $  13.47
   Income from investment operations:
     Net investment income..................................           0.40          0.43          0.42          0.43        0.44
     Net realized gains (losses) and change in unrealized
     appreciation or depreciation on investments............          (1.29)         0.67          3.72          0.96        2.12
----------------------------------------------------------------------------------------------------------------------------------
       Total income (loss) from investment operations.......          (0.89)         1.10          4.14          1.39        2.56
----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................          (0.40)        (0.43)        (0.42)        (0.43)      (2.20)
     Distributions of net realized gains....................          (0.00)(c)     (1.87)        (2.74)           --       (0.51)
     Return of capital......................................             --            --            --         (0.61)         --
----------------------------------------------------------------------------------------------------------------------------------
       Total distributions..................................          (0.40)        (2.30)        (3.16)        (1.04)      (2.71)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................       $  12.16      $   13.45     $   14.65     $   13.67    $ 13.32
----------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b).........................................          (6.60%)        7.29%        30.83%        10.37%      17.85%
================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........       $ 71,635      $  75,355     $ 51,941      $ 45,904   $  27,922
   Ratio of expenses to average net assets (b):
     Before expense reimbursement...........................           1.04%         0.83%         0.83%         0.84%       0.84%
     After expense reimbursement............................           1.04%         0.78%         0.73%         0.75%       0.75%
   Ratio of net investment income to average net assets ....           3.16%         2.77%         2.89%         3.25%       3.14%
   Portfolio turnover rate .................................         238.63%       334.36%       343.43%       336.30%     369.39%

-----------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

(c) Amount calculated is less than $0.005 per share.



   The accompanying notes are an integral part of these financial statements.

Conseco Series Trust

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR OR PERIOD ENDED DECEMBER 31,

                                                                     HIGH YIELD PORTFOLIO
                                                                ===============================
                                                                       2001         2000(c)
===============================================================================================
Net asset value per share, beginning of period..............           $10.07        $10.00
   Income from investment operations:
     Net investment income..................................             1.10          0.24
     Net realized gains (losses) and change in unrealized
     appreciation or depreciation on investments...........             (0.78)         0.07
-----------------------------------------------------------------------------------------------
       Total income (loss) from investment operations.......             0.32          0.31
-----------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................            (1.11)        (0.24)
     Distributions of net realized gains....................               --            --
-----------------------------------------------------------------------------------------------
       Total distributions..................................            (1.11)        (0.24)
-----------------------------------------------------------------------------------------------
Net asset value per share, end of period....................            $9.28        $10.07
-----------------------------------------------------------------------------------------------
Total return (a)(b)(d)......................................             3.17%         3.20%
===============================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........           $7,091        $4,040
   Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement...........................             1.11%         0.90%
     After expense reimbursement............................             1.11%         0.90%
   Ratio of net investment income to average net assets (e).            11.12%         3.31%
   Portfolio turnover rate (d)..............................           232.18%         1.02%

-----------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

(c) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.

(d) Not annualized for periods of less than one full year.

(e) Annualized for periods of less than one full year.

















   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,

================================================================================

                                                                                          FIXED INCOME PORTFOLIO
                                                                  =================================================================
                                                                      2001         2000         1999          1998           1997
===================================================================================================================================
Net asset value per share, beginning of period..............         $ 9.63       $  9.39     $  10.05      $  10.14      $   9.97
   Income from investment operations :
     Net investment income..................................           0.59          0.65         0.62          0.64          0.65
     Net realized gains (losses) and change in unrealized
        appreciation or depreciation on investments........            0.25          0.24        (0.66)        (0.03)         0.31
----------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations.....           0.84          0.89        (0.04)         0.61          0.96
----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income...................          (0.59)        (0.65)       (0.62)        (0.64)        (0.79)
     Distributions of net realized gains....................             --            --           --            --            --
     Return of capital......................................             --            --           --         (0.06)           --
----------------------------------------------------------------------------------------------------------------------------------
         Total distributions................................          (0.59)        (0.65)       (0.62)        (0.70)        (0.79)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................         $ 9.88       $  9.63     $   9.39       $ 10.05      $  10.14
----------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b).........................................           8.84%         9.87%       -0.44%         6.17%         9.97%
==================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........        $60,649       $37,433      $28,899       $23,985       $21,277
   Ratio of expenses to average net assets (b):
     Before expense reimbursement...........................           0.91%         0.67%        0.67%         0.80%         0.77%
     After expense reimbursement............................           0.91%         0.67%        0.67%         0.70%         0.70%
   Ratio of net investment income to average net assets ....           5.96%         6.87%        6.46%         6.24%         6.50%
   Portfolio turnover rate .................................         515.02%       280.73%      337.26%       321.09%       276.46%

------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,

                                                                               GOVERNMENT SECURITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                   2001          2000          1999          1998         1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period..............     $  11.54      $  10.96      $  12.15        $12.04       $ 11.94
   Income from investment operations :
     Net investment income..................................         0.54          0.66          0.64          0.69          0.73
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments..........         0.16          0.58         (1.19)         0.14          0.23
---------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations...........         0.70          1.24         (0.55)         0.83          0.96
   Distributions:...........................................
     Dividends from net investment income...................        (0.54)        (0.66)        (0.64)        (0.72)        (0.86)
     Distributions of net realized gains....................           --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
         Total distributions................................        (0.54)        (0.66)        (0.64)        (0.72)        (0.86)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period....................     $  11.70      $  11.54      $  10.96        $12.15       $ 12.04
Total return (a)(b).........................................         6.13%        11.71%        (2.48%)        7.07%         8.26%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period.........      $31,267       $18,833       $13,104        $7,907       $ 4,270
   Ratio of expenses to average net assets (b):
     Before expense reimbursement...........................         0.91%         0.66%         0.66%         0.96%         0.92%
     After expense reimbursement............................         0.91%         0.66%         0.66%         0.70%         0.70%
   Ratio of net investment income to average net assets ....         4.60%         5.89%         5.61%         5.63%         6.05%
   Portfolio turnover rate .................................       199.41%        69.31%       168.69%        67.49%       195.08%

------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,

                                                                                  MONEY MARKET PORTFOLIO
                                                                 ===============================================================
                                                                   2001          2000          1999          1998         1997
================================================================================================================================
Net asset value per share, beginning of period.............       $ 1.00     $    1.00       $  1.00       $  1.00       $  1.00
   Income from investment operations:
     Net investment income.................................         0.04          0.06          0.05          0.05          0.05
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments.........        (0.00)(c)        --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations....         0.04          0.06          0.05          0.05          0.05
--------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income..................        (0.04)        (0.06)        (0.05)        (0.05)        (0.05)
     Distributions of net capital gains....................           --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
         Total distributions...............................        (0.04)        (0.06)        (0.05)        (0.05)        (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period...................       $ 1.00     $    1.00       $  1.00       $  1.00       $  1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b)........................................         3.97%         6.08%         4.87%         5.21%         5.25%
================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period........     $129,530       $96,616       $85,692       $21,218        $8,603
   Ratio of expenses to average net assets (b):
     Before expense reimbursement..........................         0.72%         0.66%         0.65%         0.54%         0.53%
     After expense reimbursement...........................         0.43%         0.41%         0.40%         0.45%         0.45%
   Ratio of net investment income to average net assets ...         3.74%         5.98%         4.93%         5.08%         5.14%


------------------------------------------------------------------------
(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.

(b) The Adviser and Administrator have contractually agreed to reimburse Fund expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2002.

(c) Amount calculated is less than $0.005 per share.






   The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS




================================================================================
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
CONSECO SERIES TRUST:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conseco 20 Focus Portfolio, Conseco Equity Portfolio, Conseco Balanced Portfolio, Conseco High Yield Portfolio, Conseco Fixed Income Portfolio, Conseco Government Securities Portfolio and Conseco Money Market Portfolio (constituting Conseco Series Trust, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





/s/ PRICEWATERHOUSECOOPER LLP
-----------------------------
Chicago, Illinois
February 22, 2002

CONSECO SERIES TRUST
BOARD OF DIRECTORS



       NAME, ADDRESS                        POSITION HELD                                   INCIPAL OCCUPATION(S)
          AND AGE                            WITH TRUST                                      DURING PAST 5 YEARS
       -------------                        ------------                                    --------------------
William P. Daves, Jr. (76)              Chairman of the Board,            Consultant to insurance and healthcare industries.
11825 N. Pennsylvania St.               Trustee                           Director, Chairman and Chief Executive Officer, FFG
Carmel, IN 46032                        Since June 1993                   Insurance Co. Chairman of the Board and Trustee of
                                                                          other mutual funds managed by the Adviser.

Maxwell E. Bublitz* (46)                President and Trustee             Chartered Financial Analyst. CEO, President and
11825 N. Pennsylvania St.               Since August 1994                 Director, Adviser. Senior Vice President, Investments
Carmel, IN 46032                                                          of Conseco, Inc. President and Trustee of other mutual
                                                                          funds managed by the Adviser.

Gregory J. Hahn* (41)                   Vice President for Investments    Chartered Financial Analyst. Senior Vice President,
11825 N. Pennsylvania St.               and Trustee                       Adviser. Portfolio Manager of the fixed income portion
Carmel, IN 46032                        Since January 2001                of Balanced and Fixed Income Funds. Trustee and
                                                                          portfolio manager of other mutual funds managed by the
                                                                          Adviser.

Harold W. Hartley (78)                  Trustee                           Chartered Financial Analyst. Director, Ennis Business
11825 N. Pennsylvania St.               Since June 1993                   Forms, Inc. Retired, Executive Vice President, Tenneco
Carmel, IN 46032                                                          Financial Services, Inc. Trustee of other mutual funds
                                                                          managed by the Adviser.

Dr. R. Jan LeCroy (70)                  Trustee                           Director, Southwest Securities Group, Inc. Retired,
11825 N. Pennsylvania St.               Since June 1993                   President, Dallas Citizens Council. Trustee of other
Carmel, IN 46032                                                          mutual funds managed by the Adviser.

Dr. Jess H. Parrish (74)                Trustee                           Higher Education Consultant. Former President, Midland
11825 N. Pennsylvania St.               Since June 1993                   College. Trustee of other mutual funds managed by the
Carmel, IN 46032                                                          Adviser.


David N. Walthall (56)                  Trustee                           Principal, Walthall Asset Management. Former President,
11825 N. Pennsylvania St.               Since October 1998                Chief Executive Officer and Director of Lyrick
Carmel, IN 46032                                                          Corporation. Formerly, President and CEO, Heritage
                                                                          Media Corporation. Formerly, Director, Eagle National
                                                                          Bank. Trustee of other mutual funds managed by the
                                                                          Adviser.

----------------------
* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positons indicated with the Adviser and its affiliates.

All Trustees will serve until their successors are duly elected and qualified.

All Trustees oversee the 18 portfolos that make up the Conseco fund complex including Conseco Fund Group, Conseco Series Trust, Conseco Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

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













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













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

CONSECO SERIES TRUST
2001 Annual Report



================================================================================

INVESTMENT ADVISER
   Conseco Capital Management, Inc.
   Carmel, Indiana

CUSTODIAN
   The Bank of New York
   New York, New York

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Chicago, Illinois

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, D.C.

INVESTMENT SUB-ADVISERS
   Chicago Equity Partners, LLC
   Chicago, IL

   Oak Associates, ltd.
   Akron, OH

              CONSECO SERIES TRUST IS A REGISTERED INVESTMENT COMPANY MANAGED BY
                  CONSECO CAPITAL MANAGEMENT, INC., A WHOLLY-OWNED SUBSIDIARY OF CONSECO, INC., A FINANCIAL SERVICES ORGANIZATION HEADQUARTERED IN CARMEL,
             INDIANA. CONSECO, THROUGH ITS SUBSIDIARY COMPANIES AND A NATIONWIDE NETWORK OF DISTRIBUTORS, IS ONE OF MIDDLE AMERICA'S LEADING SOURCES
    FOR INSURANCE, INVESTMENT AND LENDING PRODUCTS, HELPING 13 MILLION CUSTOMERS
                                        STEP UP TO A BETTER, MORE SECURE FUTURE.

                                                            CONSECO SERIES TRUST
                                                 11815 North Pennsylvania Street
                                                           Carmel, Indiana 46032


                                                          CI-319 (  /  )   06104
                                                   (c) 2002 Conseco Series Trust

                                                                 www.conseco.com

INSURANCE INVESTMENTS LENDING
-----------------------------------------------------------------------[LOGO]---
                                                                      CONSECO(R)
                                                                    STEP UP.(SM)